UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22648

Aspiriant Trust

(Exact name of registrant as specified in charter)

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

(Address of principal executive offices) (Zip code)

Robert J. Francais

Aspiriant Trust

11100 Santa Monica Boulevard, Suite 600

Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code: (310) 806-4000

Date of fiscal year end: Mar 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

ASPIRIANT DEFENSIVE ALLOCATION FUND

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Each, a series of Aspiriant Trust

Shareholder Report

March 31, 2022

ASPIRIANT TRUST

TABLE OF CONTENTS

Letter to Shareholders	2
Growth of a $10,000 Investment and Performance	10
Summaries of Investments	14
Schedules of Investments	18
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	51
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	73
Other Information	75
Expense Examples	78
Trustees and Officers	80
Privacy Policy	82

2

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Letter to Shareholders

March 31, 2022

The Aspiriant Risk-Managed Taxable Bond Fund (“Taxable Bond Fund” or the “Fund”) returned -3.76% for the fiscal year ended March 31, 2022. Over the same period, Taxable Bond Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark”), returned -4.15%. Corporate high yield issues outperformed higher rated bonds as represented by the Bloomberg U.S. Corporate High Yield Index’s return of -0.66% for the fiscal year ended March 31, 2022, providing a buffer with their higher yield component.

The Fund’s core funds, which generally have strategies closer to the Benchmark, returned approximately -3.31% over the one-year period ended March 31, 2022. While the Fund’s opportunistic funds, which have strategies distinct from the Benchmark, returned approximately -5.85% over the same period.

The bond market was relatively benign for the first three quarters of the fiscal year. The market had little reaction to higher inflation until December when interest rates started to increase. The continued increase in rates through March provided the Benchmark with its worst three-month return since 1980. In the short-term, bond returns are generally predicated on changes in interest rates. Higher rates typically mean lower values for bonds and negative returns. We ended the period with the 2-year Treasury yielding 2.28%, up 1.55% over the quarter ended March 31, 2022. The bellwether 10-year Treasury yield moved up over 2.5% in the first days of April following the fiscal year end. While not overly enticing, these yields provide a level of security greater than the 0.50% yield seen two years ago. In the end, we believe that higher rates are good for bond investors and provide for higher future returns.

In June, the Fund made an investment in River Canyon Total Return Bond Fund. It is a core bond fund, with a focus on credit quality but is smaller in size compared to many of our other core bond positions. Currently, the fund has a bias toward higher quality, more liquid securities amidst the backdrop of increasing market volatility and relatively low additional return per additional unit of risk. It was funded out of two of our larger core bond managers.

Subsequent to the end of the period, we made an investment in the AG Direct Lending Fund IV Annex, L.P., a private fund that invests primarily in privately negotiated, secured cash-flow based loans to private equity sponsor-backed North American middle market companies. We believe this provides a compelling opportunity even as the economy slows and should allow for additional yield enhancement for the Fund.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser or distributor.

3

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2022

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund’s performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same political, economic or market events. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include asset and mortgage-backed securities, call, counterparty, credit, defaulted securities, derivatives, emerging markets, extension, floating rate loan, foreign securities and currencies, high yield securities, income, inflation index bond, interest rate, large shareholder, leverage, preferred securities, prepayment, restricted securities, sector, short sale and zero coupon bond risks. Further information about these and other risk considerations are described in detail in the Fund’s prospectus.

Income may be subject to the alternative minimum tax.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. It is not possible to invest directly in an index.

The Bloomberg U.S. Corporate High Yield Bond Index is an uninvestable, unmanaged index that measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. It is not possible to invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

4

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS

March 31, 2022

The Aspiriant Risk-Managed Municipal Bond Fund (“Municipal Bond Fund” or the “Fund”) returned -2.87% for the fiscal year ended March 31, 2022. Over the same period, the Municipal Bond Fund’s benchmark, the Bloomberg Municipal Bond Index (the “Benchmark”), returned -4.47%. All components of the Fund outperformed the Benchmark for the one-year period ended March 31, 2022. This included the MacKay Municipal Opportunities Fund, L.P. and the MacKay Municipal Credit Opportunities Fund, L.P. which generally have more credit exposure than our other managers and generated a blended return of -2.32% for the one-year period ended March 31, 2022.

Lower rated bonds continued to outperform higher rated bonds with high yield municipal bonds providing a return of -1.35%, as measured by the Bloomberg High Yield Municipal Bond Index, for the one-year period ended March 31, 2022. The Fund’s allocation to high yield municipal bonds contributed positively to performance as their higher yield provided a buffer against rising inflation and interest rate expectations. We do have some concern that the outperformance of high yield may have run its course as the spread between lower and higher credit quality have compressed.

Over the past few quarters, inflation and interest rate expectations have moved higher and the Federal Reserve has its work cut out to bring down inflation without sending the economy into a recession. We believe we have the best-in-class municipal bond managers, and the Fund is well positioned to take advantage of any dislocations that occurs as the Federal Reserve walks its tight rope.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser, the sub-advisers or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The Fund is exposed to the same risks that are associated with investing in underlying municipal securities owned by the Fund. The actual cost of investing in underlying funds may be higher than a direct investment in such securities because the Fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. The Fund is subject to interest rate risk; as interest rates rise, bond prices generally fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Investments in securities of non-U.S. issuers or U.S. issuers with significant non-U.S. operations may present more risk. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

5

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2022

The use of derivatives involves substantial financial risks and transaction costs. Certain derivatives may be illiquid. The Fund’s use of inverse floaters may magnify the potential for losses. The Fund periodically engages in portfolio leverage and when doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

These and other risk considerations, such as preferred securities, call, counterparty, extension, defaulted securities, income, municipal lease obligations, political and economic, prepayment, restricted securities, tax, zero coupon bond risks, and, as a result of investing in underlying funds, short sale risk, are described in detail in the Fund’s prospectus.

Income may be subject to the alternative minimum tax.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged indices do not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market. It includes most investment-grade tax-exempt bonds that are issued by state and local governments. It is not possible to invest directly in an index.

The Bloomberg High Yield Municipal Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prerefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

6

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS

March 31, 2022

The Aspiriant Defensive Allocation Fund (“Defensive Allocation Fund” or the “Fund”) returned 2.27% for the one-year period ended March 31, 2022. Over the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index (the “Benchmark”), returned 1.25%.

Core Diversifiers, global asset allocation strategies that invest across a wide range of financial markets and geographies, returned approximately -0.76% for the one-year period ended March 31, 2022. Performance of the Core Diversifiers held up well in the face of increased volatility brought on by inflation and as central banks began to pull back their accommodative fiscal policies. Alternative Diversifiers, investments in strategies with return patterns that are less sensitive to movements in traditional markets, provided an approximate return of 7.34% for the one-year period ended March 31, 2022. This category benefited from the 13.20% return from gold and strong performance of the private funds. The investments that comprise the Alternative Diversifiers provided the non-correlated return profile for which we were looking, especially in the first quarter of 2022, when both equity and fixed income returns were negative.

The Fund’s allocations to private funds (All Weather Portfolio Limited, Millennium International, Ltd. and Elliott Associates, L.P.) performed well with a blended return of 12.18% for the one-year period ended March 31, 2022. During the year, the Fund added the GMO Equity Dislocation Investment Fund, a long/short fund that seeks to maximize total return by owning attractively valued equities while correspondingly shorting equities where valuations are reflective of implausible growth expectations, as assessed by GMO. After a long period of outperformance by growth stocks over value, we believe we are in the early innings of a rotation back to value stocks, and the GMO Equity Dislocation Investment Fund should be well positioned to take advantage of that rotation.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, the adviser or distributor.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There is no guarantee that the Fund will achieve its investment objective. The cost of investing in a fund of funds may be higher than other mutual funds as the Fund will bear not only its own direct expenses but also a portion of expenses of the underlying funds. The Fund’s performance is tied to the performance of the underlying funds which means that if one or more of the underlying funds fails to meet its objective then the performance of the Fund may be adversely impacted.

The Fund’s asset allocation percentages are made across a broad range of investment strategies which may expose investors to increased risks. This may include investing significant portions of assets in certain asset classes and industries within certain economic sectors which may be unfavorably affected by the same political, economic or market events. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

7

ASPIRIANT DEFENSIVE ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2022

As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include alternative strategies, asset-backed and mortgage-backed securities, call, commodity, counterparty, covered calls and equity collars, credit, defaulted securities, derivatives, emerging markets, extension, floating rate loan, foreign securities and currencies, high yield securities, income, interest rate, inverse floaters, large shareholder, leverage, preferred securities, prepayment, REIT and real estate, restricted securities, sector, short sale, small and mid-cap company and zero coupon bond risks. Further information about these and other risks may be found in the prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 800 constituent hedge fund of funds that invest over a broad range of strategies.

8

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Letter to Shareholders

March 31, 2022

The Aspiriant Risk-Managed Equity Allocation Fund (“Equity Allocation Fund” or the “Fund”), returned 4.10% for the fiscal year ended March 31, 2022. Over the same period, Equity Allocation Fund’s benchmark, the MSCI ACWI Index (the “Benchmark”), returned 7.28%. During the one-year period ended March 31, 2022, U.S. equities, as measured by the S&P 500 Index, returned 15.65% while international stocks, as measured by the MSCI EAFE Index and the MSCI Emerging Markets Index, returned 1.16% and -11.37%, respectively.

The fiscal year started with strong market performance with many of the large growth companies performing well through much of the first nine months. Late 2021 and early 2022 saw a turn in the market where growth suffered more than value. Much of this change can be attributed to concerns over the economy from continued, and growing, inflation concerns and the heartbreaking news from Ukraine. The geopolitical impact on the markets fell on the world due to worries over contagion. Markets were immediately impacted by strategic concerns and questions, such as, with whom China would align and how does this impact China’s view of Taiwan. Some of this concern has subsided — for the time being at least. Pockets of the world did see strong performance during the quarter, specifically countries that benefit from higher commodity prices, but in general, the conflict has dragged down emerging markets performance. The Baillie Gifford Emerging Markets Equities Fund and the GMO Emerging Markets Fund returned approximately -21.90% and -22.35%, respectively underperforming the Benchmark for the one-year period ended March 31, 2022, and negatively impacted the performance of the Fund.

The Fund’s allocations to sub-advisors and underlying funds utilizing quality and/or low volatility equity approaches performed well during the year. The Fund’s sub-advisers and underlying funds that have a Quality mandate returned 9.82% for the one-year period ended March 31, 2022, outperforming the Benchmark. Meanwhile, the low volatility strategies returned 13.11%.

The Fund’s investments in private funds, RIEF Strategic Partners Fund, LLC, Bridgewater All Weather China, Ltd., and GMO Equity Dislocation Fund, returned 18.04% for the one-year period ended March 31, 2022, as their strategies benefited from volatility returning to the markets and allocations to value stocks, which began to outperform in the second half of the year. We believe these investments have great potential to dampen volatility in the Fund and to provide outperformance as volatility is likely to continue with the Federal Reserve removing liquidity from the markets and likely needing to raise interest rates to combat inflation.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

9

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

LETTER TO SHAREHOLDERS (Continued)

March 31, 2022

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, asset allocation, investing in smaller companies with limited resources and the use of predictive models. Low volatility and quality investing may go in and out of favor which may cause the Fund to sometimes underperform other equity funds. The Fund may invest in illiquid securities, which may or may not be sold or disposed of in the ordinary course of business.

Foreign securities, including depositary receipts, have additional risks including currency rate changes, political and economic instability, less regulation and market liquidity. Investments in emerging markets involve even greater risks.

The adviser and sub-advisers may be unable to construct the Fund’s investment portfolio such that the intended federal tax implications, when making investment decisions with respect to individual securities, are achieved.

The actual cost of investing in underlying funds may be higher than a direct investment in such securities because the Fund will bear its pro rata portion of the expenses of the underlying funds in addition to its own direct expenses. As a result of its investments in underlying funds, the Fund is exposed to the principal risks of underlying funds. These risks include counterparty, derivatives, focused investment, large shareholder, leverage and short sale risks. Further information about these and other risks may be found in the prospectus.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant, LLC organization. These views are subject to change at any time based on market and other conditions, and Aspiriant, LLC disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant, LLC portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It is not possible to invest directly in an index.

The S&P 500 Index is a market capitalization-weighted index that includes 500 stocks representing all major industries. Returns are denominated in U.S. Dollars and include reinvested dividends. It is not possible to invest directly in an index.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. It is not possible to invest directly in an index.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. It is not possible to invest directly in an index.

10

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Growth of a $10,000 Investment and Performance

March 31, 2022 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on March 29, 2018 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2022	1 Year	Annualized Since Inception*
Aspiriant Risk-Managed Taxable Bond Fund	(3.76)%	2.10%
Bloomberg U.S. Aggregate Bond Index(1)	(4.15)%	2.38%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its advisory fee from 0.25% to 0.08% through June 30, 2022. The Adviser has also contractually agreed to waive its administrative services fee from 0.10% to 0.03% through June 30, 2022. Both arrangements may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business March 29, 2018 (commencement of operations) through March 31, 2022.

(1)

The Bloomberg U.S. Aggregate Bond Index is an uninvestable, unmanaged, broad fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

11

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

March 31, 2022 (Unaudited)

The above graph assumes an initial investment of $10,000 in Shares made as of the close of business on July 1, 2015 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2022	1 Year	5 Year	Annualized Since Inception*
Aspiriant Risk-Managed Municipal Bond Fund	(2.87)%	3.08%	3.00%
Bloomberg Municipal Bond Index (1)	(4.47)%	2.52%	2.61%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its advisory fee from 0.27% to 0.21% through June 30, 2022. The Adviser has also contractually agreed to waive its administrative services fee from 0.10% to 0.03% through June 30, 2022. Both arrangements may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business July 1, 2015 (commencement of operations) through March 31, 2022.

(1)

The Bloomberg Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

12

ASPIRIANT DEFENSIVE ALLOCATION FUND

GROWTH OF A $10,000 INVESTMENT AND PERFORMANCE

March 31, 2022 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Shares made as of the close of business on December 14, 2015 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2022	1 Year	5 Year	Annualized Since Inception*
Aspiriant Defensive Allocation Fund	2.27%	4.00%	3.87%
HFRI Fund of Funds Composite Index (1)	1.25%	4.64%	4.05%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its administrative services fee from 0.10% to 0.01% through June 30, 2022. This arrangement may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business December 14, 2015 (commencement of operations) through March 31, 2022.

(1)	The HFRI Fund of Funds Composite Index is an uninvestable, unmanaged index that is an equal weighted index of over 650 constituent hedge fund of funds that invest over a broad range of strategies.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

13

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Growth of a $10,000 Investment and Performance

March 31, 2022 (Unaudited)

The above graph assumes an initial investment of $10,000 in the Advisor Shares made as of the close of business on April 4, 2013 (Commencement of the Fund’s Operations).

Total Returns as of March 31, 2022	1 Year	5 Year	Annualized Since Inception*
Aspiriant Risk-Managed Equity Allocation Fund
Advisor Shares	4.10%	7.50%	6.69%
MSCI ACWI Index (1)	7.28%	11.64%	10.06%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Adviser has contractually agreed to waive its advisory fee from 0.24% to 0.16% through June 30, 2022. The Adviser has also contractually agreed to waive its administrative services fee from 0.10% to 0.04% through June 30, 2022. Both arrangements may be terminated only by the Aspiriant Trust’s Board of Trustees.

The performance shown in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	For the period close of business April 4, 2013 (commencement of operations) through March 31, 2022.

(1)

The MSCI ACWI Index, which captures large and mid-cap representation, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

14

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

SUMMARY OF INVESTMENTS

As of March 31, 2022 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Open-End Mutual Funds
Domestic	88.6%
Foreign	8.8%
Total Open-End Mutual Funds	97.4%
Short-Term Investment	2.7%
Total Investments	100.1%
Liabilities in excess of other assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

15

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SUMMARY OF INVESTMENTS

As of March 31, 2022 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Municipal Bonds
General	16.5%
Medical	11.8%
Transportation	7.4%
General Obligation	7.4%
Development	6.1%
Water	5.3%
Education	5.2%
Airport	5.2%
Higher Education	3.6%
School District	2.8%
Power	1.4%
Housing	1.3%
Tobacco Settlement	1.2%
Other	3.9%
Total Municipal Bonds	79.1%
Common Stock	0.2%
Closed-End Mutual Funds	0.7%
Open-End Mutual Fund	1.2%
Private Funds	10.3%
Short-Term Investment	4.7%
Total Investments	96.2%
Other assets less liabilities	3.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

16

ASPIRIANT DEFENSIVE ALLOCATION FUND

SUMMARY OF INVESTMENTS

As of March 31, 2022 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Open-End Mutual Funds
Global Allocation	47.6%
Global Macro	4.9%
Merger Arbitrage	4.7%
Market Neutral	3.7%
Total Open-End Mutual Funds	60.9%
Exchange-Traded Fund
Real Asset	15.6%
Total Exchange-Traded Fund	15.6%
Private Funds
Multi-Strategy/Style	7.9%
Global Allocation	6.1%
Merger Arbitrage	5.0%
Total Private Funds	19.0%
Short-Term Investment	4.1%
Total Investments	99.6%
Other assets less liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

17

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Summary of Investments

As of March 31, 2022 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	6.0%
Health Care	3.6%
Financials	2.8%
Consumer Staples	2.3%
Communications	2.1%
Consumer Discretionary	1.6%
Industrials	1.2%
Materials	1.0%
Other	0.9%
Total Common Stocks	21.5%
Exchange-Traded Fund	9.5%
Open-End Mutual Funds	52.0%
Preferred Stock	0.0%[1]
Private Funds	11.8%
Short-Term Investments	3.5%
Total Investments	98.3%
Other assets less liabilities	1.7%
Total Net Assets	100.0%

[1]	Rounds to less than 0.05%.

See accompanying Notes to Financial Statements.

18

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Schedule of Investments

As of March 31, 2022

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 97.4%
	CORE — 87.6%
3,692,077	DoubleLine Total Return Bond Fund - I Class	$36,256,195
9,366,921	MetWest Total Return Bond Fund - Plan Class[1]	89,454,094
2,583,575	PIMCO Income Fund - Institutional Class	29,246,062
1,999,155	River Canyon Total Return Bond Fund, Institutional Class	21,330,987
361,558	Vanguard Total Bond Market Index Fund - Institutional Class	3,781,899
		180,069,237
	OPPORTUNISTIC — 9.8%
842,768	GMO Emerging Country Debt Fund, Class VI	18,136,376
355,393	Vanguard High-Yield Corporate Fund - Admiral Shares	2,004,416
		20,140,792
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $212,960,838)	200,210,029

	SHORT-TERM INVESTMENT — 2.7%
5,448,934	JPMorgan Prime Money Market Fund - Institutional Shares, 0.29%[2]	5,450,024

	TOTAL SHORT-TERM INVESTMENT
	(Cost $5,449,860)	5,450,024

	TOTAL INVESTMENTS — 100.1%
	(Cost $218,410,698)	205,660,053
	Liabilities in excess of other assets — (0.1)%	(140,347)

	TOTAL NET ASSETS — 100.0%	$205,519,706

[1]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

19

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS — 79.1%
	ALABAMA — 1.2%
	Black Belt Energy Gas District
$2,000,000	4.00%, 06/1/2051, Call 09/1/2031[1]	$2,170,131
500,000	1.16% (SIFMA Municipal Swap Index Yield+ 65 basis points), 04/1/2053, Call 07/1/2027[2]	500,227
500,000	County of Jefferson Sewer Revenue, AGM, 5.25%, 10/1/2048, Call 10/1/2023	534,361
1,080,000	Hoover Industrial Development Board, 5.75%, 10/1/2049, Call 10/1/2029[3]	1,202,043
2,520,000	Jacksonville Public Educational Building Authority, 5.00%, 07/1/2044, Call 07/1/2027	2,766,670
1,500,000	Lower Alabama Gas District, 4.00%, 12/1/2050, Call 09/1/2025[1]	1,550,902
	Southeast Alabama Gas Supply District
1,000,000	4.00%, 06/1/2049, Call 03/1/2024[1]	1,031,158
1,710,000	1.00% (1-Month USD Libor+ 85 basis points), 06/1/2049, Call 03/1/2024[2]	1,709,841
1,900,000	UAB Medicine Finance Authority, 5.00%, 09/1/2033, Call 09/1/2029	2,236,786
		13,702,119
	ARIZONA — 1.6%
	Arizona Health Facilities Authority
500,000	5.00%, 02/1/2043, Call 02/1/2023	512,673
1,000,000	5.00%, 01/1/2044, Call 01/1/2024	1,053,054
	Arizona Industrial Development Authority
985,000	4.00%, 03/1/2027[4]	1,016,289
600,000	4.00%, 07/1/2041, Call 07/1/2026	600,992
530,000	5.00%, 07/1/2047, Call 07/1/2027[4]	564,086
350,000	4.00%, 07/1/2061, Call 07/1/2026	334,142
213,315	Cahava Springs Revitalization District, 7.00%, 07/1/2041, Call 07/1/20274 5	164,253
696,000	Eastmark Community Facilities District #1, 5.20%, 07/1/2039, Call 07/1/2025[4]	708,013
	Industrial Development Authority of the City of Phoenix
645,000	5.00%, 10/1/2036, Call 10/1/2026	707,820
1,000,000	5.00%, 06/1/2042, Call 06/1/2022	1,004,872

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ARIZONA (Continued)
$500,000	Industrial Development Authority of the County of Pima, 6.75%, 03/1/2034, Call 03/1/2024	$513,510
340,000	Industrial Development Authority of the County of Yavapai, 5.13%, 03/1/2042, Call 09/1/2022[4]	342,243
1,000,000	La Paz County Industrial Development Authority, 5.75%, 06/15/2038, Call 06/15/2027[4]	1,033,409
120,000	Maricopa County Industrial Development Authority, 5.00%, 07/1/2039, Call 07/1/2029[4]	129,350
500,000	Maricopa County Pollution Control Corp., 2.40%, 06/1/2035, Call 12/1/2031	437,286
550,000	Quechan Indian Tribe of Fort Yuma, 9.75%, 05/1/2025, Call 05/1/2022	559,533
5,000,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/2045, Call 06/1/2025	5,390,835
1,995,000	Salt Verde Financial Corp., 5.00%, 12/1/2032	2,311,238
785,000	Westpark Community Facility District, 5.00%, 07/15/2032, Call 07/15/2026	822,800
		18,206,398
	ARKANSAS — 0.3%
2,800,000	Arkansas Development Finance Authority, 4.50%, 09/1/2049, Call 09/1/20263 4	2,854,950

	CALIFORNIA — 7.0%
640,000	Anaheim Public Financing Authority, 5.00%, 05/1/2046, Call 05/1/2024	680,862
1,000,000	Bay Area Toll Authority, 1.76% (SIFMA Municipal Swap Index Yield+ 125 basis points), 04/1/2036, Call 10/1/2026[2]	1,033,031
1,000,000	California Community Choice Financing Authority, 4.00%, 02/1/2052, Call 05/1/2031[1]	1,082,679
545,000	California Community Housing Agency, 5.00%, 02/1/2050, Call 02/1/2030[4]	544,962
95,000	California County Tobacco Securitization Agency, 4.00%, 06/1/2049, Call 06/1/2030	98,274

20

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
	California Health Facilities Financing Authority
$155,000	5.00%, 08/15/2036, Call 08/15/2027	$174,320
3,000,000	5.00%, 11/15/2048, Call 11/15/2027	3,383,333
5,000,000	4.00%, 08/15/2050, Call 08/15/2030	5,245,459
	California Municipal Finance Authority
500,000	7.00%, 06/1/2034, Call 06/1/2022	514,693
905,000	5.00%, 10/1/2035, Call 10/1/2022	930,744
1,000,000	5.00%, 02/1/2037, Call 02/1/2027	1,118,040
50,000	5.00%, 10/1/2039, Call 10/1/2027[4]	51,351
850,000	5.00%, 06/1/2046, Call 06/1/2026	903,893
1,000,000	4.00%, 12/31/2047, Call 06/30/2028[3]	1,017,095
1,000,000	California Pollution Control Financing Authority, 5.00%, 07/1/2037, Call 01/1/20233 4	1,017,553
	California School Finance Authority
50,000	5.00%, 08/1/2036, Call 08/1/2025[4]	54,768
650,000	5.00%, 08/1/2036, Call 08/1/2025[4]	699,552
1,250,000	5.00%, 06/1/2040, Call 06/1/2027[4]	1,302,351
100,000	5.00%, 08/1/2041, Call 08/1/2025[4]	109,536
900,000	5.00%, 08/1/2041, Call 08/1/2025[4]	964,306
500,000	5.00%, 10/1/2042, Call 10/1/2022[4]	504,397
350,000	6.75%, 11/1/2045, Call 11/1/2024[4]	365,641
1,000,000	California State Public Works Board, 5.00%, 10/1/2039, Call 10/1/2024	1,059,886
	California Statewide Communities Development Authority
850,000	5.25%, 10/1/2043, Call 10/1/2024	917,128
1,500,000	5.25%, 12/1/2044, Call 12/1/2024	1,608,256
1,000,000	5.50%, 12/1/2054, Call 12/1/2024	1,073,249
640,000	City of Fresno Airport Revenue, BAM, 4.75%, 07/1/2027, Call 07/1/2023[3]	659,427
200,000	City of Irvine, 5.00%, 09/2/2042, Call 09/2/2025	214,606
	City of Lathrop
500,000	5.00%, 09/2/2040, Call 09/2/2025	532,905
1,000,000	5.60%, 09/1/2049, Call 09/1/2026	1,021,548

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
	City of Los Angeles Department of Airports
$1,500,000	5.00%, 05/15/2034, Call 05/15/2028[3]	$1,672,716
2,000,000	5.00%, 05/15/2045, Call 05/15/2032[3]	2,296,534
1,000,000	5.00%, 05/15/2047, Call 05/15/2027[3]	1,092,155
320,000	Community Development Properties Los Angeles County, Inc., 5.25%, 09/1/2030, Call 04/26/2022	320,660
700,000	County of San Bernardino, 4.00%, 09/1/2042, Call 09/1/2024	713,218
1,250,000	Foothill-Eastern Transportation Corridor Agency, 4.00%, 01/15/2043, Call 01/15/2031	1,301,303
	Foothill-Eastern Transportation Corridor Agency, AGM
2,000,000	0.00%, 01/15/2035	1,296,639
1,000,000	5.00%, 01/15/2042, Call 01/15/2024	1,054,138
	Golden State Tobacco Securitization Corp.
1,425,000	5.30%, 06/1/2037, Call 06/1/2022	1,434,928
365,000	5.25%, 06/1/2047, Call 06/1/2022	367,514
5,000,000	0.00%, 06/1/2066, Call 12/1/2031	610,333
1,000,000	Independent Cities Finance Authority, 5.00%, 09/15/2036, Call 09/15/2025	1,035,139
1,000,000	Jurupa Public Financing Authority, 5.00%, 09/1/2042, Call 09/1/2024	1,063,120
1,000,000	Lammersville School District Community Facilities District, 5.30%, 09/1/2030, Call 09/1/2022	1,010,191
3,250,000	Los Angeles Unified School District, 4.00%, 07/1/2044, Call 07/1/2030	3,459,048
500,000	Lynwood Redevelopment Agency, 6.75%, 09/1/2026, Call 05/6/2022	501,586
300,000	M-S-R Energy Authority, 7.00%, 11/1/2034	400,385
240,000	Oxnard Financing Authority, 5.00%, 09/2/2033, Call 09/2/2022	242,108
5,000,000	Palomar Health, AGC, 0.00%, 08/1/2032	3,504,799
1,680,000	Pico Rivera Water Authority, NATL-RE, 5.50%, 05/1/2029	1,864,621

21

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$1,000,000	Poway Unified School District Public Financing Authority, BAM, 5.00%, 10/1/2041, Call 10/1/2023	$1,043,406
2,000,000	Regents of the University of California Medical Center Pooled Revenue, 5.00%, 05/15/2041, Call 05/15/2026	2,200,129
695,000	Riverside County Redevelopment Successor Agency, AGM, 5.00%, 10/1/2030, Call 10/1/2024	747,072
2,500,000	Sacramento City Financing Authority, AMBAC, 5.25%, 12/1/2026	2,850,540
1,660,000	San Bernardino County Financing Authority, NATL, 5.50%, 06/1/2037	1,787,754
2,100,000	San Diego County Regional Airport Authority, 4.00%, 07/1/2039, Call 07/1/2031[3]	2,199,904
	San Francisco City & County Airport Commission-San Francisco International Airport
1,000,000	5.00%, 05/1/2039, Call 05/1/2029[3]	1,114,782
2,500,000	5.00%, 05/1/2046, Call 05/1/2026[3]	2,688,140
2,000,000	5.00%, 05/1/2047, Call 05/1/2027	2,193,879
2,100,000	San Joaquin Hills Transportation Corridor Agency, 5.00%, 01/15/2044, Call 01/15/2025	2,269,996
475,000	San Joaquin Hills Transportation Corridor Agency, NATL-RE, 0.00%, 01/15/2034	318,827
500,000	San Marcos Public Facilities Authority, 5.00%, 09/1/2035, Call 09/1/2022	507,754
965,000	San Marcos Public Facilities Authority, AGM, 5.00%, 09/1/2033, Call 09/1/2024	1,028,954
	Santa Ana Financing Authority, NATL-RE
320,000	6.25%, 07/1/2024	337,655
320,000	6.25%, 07/1/2024	337,220
1,000,000	South Tahoe Joint Powers Financing Authority, AGM, 4.00%, 10/1/2034, Call 10/1/2024	1,039,828
	Southern California Public Power Authority
565,000	5.00%, 11/1/2029	645,164
1,390,000	5.00%, 11/1/2033	1,639,382

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	CALIFORNIA (Continued)
$1,000,000	Tejon Ranch Public Facilities Finance Authority, 5.25%, 09/1/2028, Call 09/1/2022	$1,010,594
100,000	Temecula Public Financing Authority, 5.75%, 09/1/2032, Call 09/1/2027[4]	107,110
		80,193,070
	COLORADO — 3.9%
500,000	Broadway Station Metropolitan District No. 3, 5.00%, 12/1/2039, Call 06/1/2024	521,184
	Cathedral Pines Metropolitan District
580,000	5.00%, 12/1/2031, Call 12/1/2026	621,326
2,005,000	5.00%, 12/1/2046, Call 12/1/2026	2,118,784
	Central Platte Valley Metropolitan District
625,000	5.63%, 12/1/2038, Call 12/1/2023	647,991
500,000	5.00%, 12/1/2043, Call 12/1/2023	509,011
2,000,000	City & County of Denver Airport System Revenue, 5.25%, 12/1/2043, Call 12/1/2028[3]	2,241,029
	Colorado Educational & Cultural Facilities Authority
500,000	5.00%, 12/15/2028, Call 12/15/2025	535,973
550,000	4.75%, 04/1/2030, Call 05/6/2022	550,837
1,000,000	6.00%, 12/15/2037, Call 12/15/2024	1,095,553
460,000	5.00%, 10/1/2039, Call 10/1/2027[4]	481,323
500,000	4.00%, 07/1/2041, Call 07/1/2031[4]	460,958
	Colorado Educational & Cultural Facilities Authority, MORAL OBLG
100,000	5.00%, 08/15/2034, Call 08/15/2024	105,129
1,000,000	5.00%, 03/15/2035, Call 03/15/2030	1,147,893
500,000	4.00%, 10/1/2039, Call 10/1/2024	506,208
	Colorado Health Facilities Authority
500,000	5.00%, 01/15/2035, Call 01/15/2026	542,450
500,000	5.00%, 06/1/2036, Call 06/1/2027	567,486
2,400,000	5.00%, 11/15/2041, Call 11/15/2031	2,858,766
500,000	8.00%, 08/1/2043, Call 02/1/2024	518,990

22

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	COLORADO (Continued)
$2,000,000	5.00%, 05/15/2045, Call 05/15/2025	$2,141,263
2,000,000	4.00%, 08/1/2049, Call 08/1/2029	2,075,268
500,000	Copper Ridge Metropolitan District, 5.00%, 12/1/2039, Call 12/1/2024	502,657
500,000	Denver Convention Center Hotel Authority, 5.00%, 12/1/2034, Call 12/1/2026	543,659
1,470,000	Denver Health & Hospital Authority, 5.00%, 12/1/2039, Call 12/1/2023	1,523,318
1,000,000	E-470 Public Highway Authority, NATL, 0.00%, 09/1/2037, Call 09/1/2026	509,492
480,000	E-470 Public Highway Authority, NATL-RE, 0.00%, 09/1/2030	380,474
2,000,000	Grand River Hospital District, AGM, 5.25%, 12/1/2030, Call 12/1/2028	2,292,487
1,010,000	Harvest JCT Metropolitan District, 5.38%, 12/1/2037, Call 12/1/2022	1,021,509
750,000	Heritage Todd Creek Metropolitan District, 6.13%, 12/1/2044, Call 12/1/2024	771,640
1,790,000	Lincoln Park Metropolitan District, AGM, 5.00%, 12/1/2042, Call 12/1/2027	1,991,119
3,755	Mount Carbon Metropolitan District, 7.00%, 06/1/2043, Call 05/6/2022	3,493
1,010,000	North Range Metropolitan District No. 1, 5.00%, 12/1/2038, Call 12/1/2025	1,099,061
1,000,000	Painted Prairie Public Improvement Authority, 5.00%, 12/1/2039, Call 12/1/2024	1,037,976
425,000	Rampart Range Metropolitan District No. 1, AGM, 5.00%, 12/1/2042, Call 12/1/2027	477,954
4,000,000	Regional Transportation District, 5.00%, 11/1/2041, Call 11/1/2026	4,458,703
	State of Colorado
3,000,000	4.00%, 12/15/2038, Call 12/15/2031	3,244,498
1,335,000	4.00%, 12/15/2039, Call 12/15/2031	1,441,263
125,000	Sterling Hills West Metropolitan District, 5.00%, 12/1/2039, Call 12/1/2027	138,842

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	COLORADO (Continued)
$1,000,000	Verve Metropolitan District No. 1, 5.00%, 12/1/2041, Call 03/1/2026	$1,037,179
575,000	Water Valley Metropolitan District No. 02, 5.25%, 12/1/2040, Call 12/1/2026	598,296
1,000,000	Westminster Public Schools, AGM, 5.00%, 12/1/2048, Call 12/1/2028	1,135,723
		44,456,765
	CONNECTICUT — 0.7%
1,685,000	City of Bridgeport , 5.00%, 06/1/2029	1,959,889
500,000	Connecticut State Development Authority, 7.95%, 04/1/2026, Call 05/6/2022[3]	500,056
	Connecticut State Health & Educational Facilities Authority
375,000	5.00%, 06/1/2033, Call 06/1/2030	437,418
1,500,000	4.00%, 07/1/2042, Call 07/1/2032	1,551,984
1,000,000	Harbor Point Infrastructure Improvement District, 5.00%, 04/1/2039, Call 04/1/2027[4]	1,087,724
1,500,000	State of Connecticut Special Tax Revenue, 4.00%, 11/1/2039, Call 11/1/2031	1,605,246
1,250,000	State of Connecticut Special Tax Revenue, AGM, 4.00%, 05/1/2038, Call 05/1/2031	1,361,749
		8,504,066
	DELAWARE — 0.3%
	Delaware River & Bay Authority
300,000	5.00%, 01/1/2035, Call 01/1/2032	351,015
375,000	5.00%, 01/1/2036, Call 01/1/2032	437,658
1,000,000	Delaware State Economic Development Authority, 6.75%, 09/1/2035, Call 03/1/2025[4]	1,075,318
1,500,000	Delaware Transportation Authority, 5.00%, 06/1/2055, Call 06/1/2025	1,610,621
		3,474,612
	DISTRICT OF COLUMBIA — 1.7%
	District of Columbia
1,000,000	4.00%, 04/1/2033, Call 04/1/2026	1,075,863
1,500,000	5.00%, 06/1/2041, Call 06/1/2026	1,656,500
2,000,000	District of Columbia Water & Sewer Authority, 5.00%, 10/1/2043, Call 04/1/2028	2,283,365

23

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	DISTRICT OF COLUMBIA (Continued)
	Metropolitan Washington Airports Authority
$1,000,000	5.00%, 10/1/2032, Call 10/1/2028[3]	$1,126,259
1,520,000	4.00%, 10/1/2036, Call 10/1/2026[3]	1,592,959
1,820,000	5.00%, 10/1/2042, Call 10/1/2027[3]	2,031,142
655,000	5.00%, 10/1/2044, Call 10/1/2024[3]	692,597
	Metropolitan Washington Airports Authority Aviation Revenue
1,335,000	4.00%, 10/1/2041, Call 10/1/2031[3]	1,402,169
500,000	5.00%, 10/1/2046, Call 10/1/2031[3]	565,621
	Metropolitan Washington Airports Authority Dulles Toll Road Revenue
750,000	4.00%, 10/1/2035, Call 10/1/2029	793,297
615,000	6.50%, 10/1/2041, Call 10/1/2026	733,977
2,130,000	4.00%, 10/1/2049, Call 10/1/2029	2,207,561
2,000,000	4.00%, 10/1/2049, Call 10/1/2029	2,103,874
	Washington Convention & Sports Authority
500,000	4.00%, 10/1/2035, Call 10/1/2030	549,049
875,000	4.00%, 10/1/2036, Call 10/1/2030	959,845
		19,774,078
	FLORIDA — 5.8%
1,335,000	Alachua County Health Facilities Authority, 5.00%, 12/1/2044, Call 12/1/2024	1,420,407
880,000	Ave Maria Stewardship Community District, 6.70%, 05/1/2042, Call 05/1/2022	883,794
820,000	Boggy Creek Improvement District, 5.13%, 05/1/2043, Call 05/1/2023	838,804
100,000	Bonterra Community Development District, 4.13%, 05/1/2047, Call 05/1/2028	103,669
	Capital Trust Agency, Inc.
400,000	4.38%, 06/15/2027[4]	406,900
645,000	5.35%, 07/1/2029, Call 05/6/2022	646,709
95,000	Century Gardens at Tamiami Community Development District, 4.25%, 05/1/2037, Call 05/1/2026	98,370
500,000	City of Atlantic Beach, 5.63%, 11/15/2043, Call 11/15/2023	517,307
	City of Lakeland
540,000	5.00%, 09/1/2037, Call 09/1/2022	544,853

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
$2,435,000	5.00%, 11/15/2045, Call 11/15/2024	$2,550,618
500,000	City of Lakeland Department of Electric Utilities, 5.00%, 10/1/2048	645,753
450,000	City of Orlando Tourist Development Tax Revenue, AGM, 5.00%, 11/1/2033, Call 11/1/2027	511,476
500,000	County of Bay, 5.00%, 09/1/2043, Call 09/1/2023	512,050
1,000,000	County of Broward Airport System Revenue, 5.00%, 10/1/2036, Call 10/1/2025[3]	1,073,208
2,350,000	County of Hillsborough, 5.00%, 10/1/2038, Call 10/1/2025	2,561,289
1,500,000	County of Miami-Dade, 5.00%, 07/1/2043, Call 07/1/2026	1,652,197
	County of Miami-Dade Aviation Revenue
1,000,000	5.00%, 10/1/2030, Call 10/1/2024[3]	1,057,401
1,000,000	5.00%, 10/1/2032, Call 10/1/2024[3]	1,055,418
4,240,000	5.00%, 10/1/2033, Call 10/1/2024[3]	4,469,727
500,000	5.00%, 10/1/2049, Call 10/1/2029[3]	548,553
	County of Palm Beach
3,000,000	5.00%, 05/1/2028, Call 05/1/2026	3,350,890
175,000	5.00%, 04/1/2039, Call 04/1/2029[4]	185,691
500,000	County of St. Lucie, 0.35%, 09/1/2028, Call 04/5/2022[1]	500,000
	Florida Development Finance Corp.
750,000	6.25%, 07/1/2034, Call 07/1/2024	776,493
500,000	8.50%, 06/15/2044, Call 06/15/2023	538,406
825,000	6.13%, 06/15/2046, Call 06/15/2025[4]	888,882
1,710,000	6.50%, 01/1/2049, Call 05/6/20221 3 4	1,713,170
3,000,000	7.38%, 01/1/2049, Call 01/1/20243 4	3,169,538
500,000	Florida Higher Educational Facilities Financial Authority, 4.50%, 06/1/2033, Call 06/1/2028[4]	508,040
1,000,000	FSU Financial Assistance, Inc., 5.00%, 10/1/2030, Call 10/1/2022	1,014,322
500,000	Grand Bay at Doral Community Development District, 5.00%, 05/1/2039, Call 05/1/2024	512,931

24

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
	Greater Orlando Aviation Authority
$1,000,000	5.00%, 11/15/2036, Call 05/15/2023[3]	$1,019,891
1,665,000	5.00%, 10/1/2046, Call 10/1/2026[3]	1,820,607
1,000,000	Hernando County School District, AGM, 5.00%, 07/1/2031, Call 07/1/2026	1,104,437
2,000,000	Hillsborough County Aviation Authority, 5.00%, 10/1/2043, Call 10/1/2028[3]	2,220,206
2,000,000	Jacksonville Port Authority, 5.00%, 11/1/2044, Call 11/1/2028	2,249,893
	Lake Ashton Community Development District
85,000	5.00%, 05/1/2025	88,282
390,000	5.00%, 05/1/2037, Call 05/1/2025	399,148
1,675,000	Lakeside Community Development District, 5.50%, 05/1/2035, Call 05/1/2025	1,737,144
	Lee County Industrial Development Authority
100,000	5.75%, 06/15/2042, Call 06/15/2022	100,257
2,000,000	5.00%, 11/15/2044, Call 11/15/2026	2,194,115
1,000,000	5.00%, 11/15/2049, Call 11/15/2026	1,092,982
870,000	Majorca Isles Community Development District, 5.38%, 05/1/2035, Call 05/1/2026	904,942
	Mediterra South Community Development District
85,000	5.10%, 05/1/2031, Call 05/1/2022	85,269
385,000	5.00%, 05/1/2034, Call 05/1/2023	385,783
1,000,000	Miami Beach Health Facilities Authority, 5.00%, 11/15/2039, Call 11/15/2024	1,062,971
	Miami-Dade County Industrial Development Authority
630,000	5.00%, 09/15/2034, Call 09/15/2024	660,049
320,000	5.25%, 09/15/2044, Call 09/15/2024	335,173
105,000	5.00%, 09/15/2044, Call 09/15/2027[4]	111,576

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	FLORIDA (Continued)
	Palm Beach County Health Facilities Authority
$330,000	6.75%, 06/1/2024, Call 06/1/2022	$339,529
850,000	5.00%, 12/1/2031, Call 12/1/2024	916,676
500,000	5.00%, 11/1/2043, Call 11/1/2022	505,608
680,000	Putnam County Development Authority, 5.00%, 03/15/2042, Call 05/1/2028	762,947
1,500,000	Reedy Creek Improvement District, 5.00%, 06/1/2035, Call 06/1/2026	1,662,151
1,000,000	Sarasota County Public Hospital District, 5.00%, 07/1/2041, Call 07/1/2028	1,143,237
1,650,000	South Miami Health Facilities Authority, 5.00%, 08/15/2047, Call 08/15/2027	1,848,553
100,000	Stonebrier Community Development District, 4.00%, 05/1/2037, Call 05/1/2026	104,465
2,000,000	Town of Davie, 5.00%, 04/1/2048, Call 04/1/2028	2,226,636
135,000	Turtle Run Community Development District, 5.00%, 05/1/2037, Call 05/1/2028[4]	146,904
490,000	Verandah West Community Development District, 5.00%, 05/1/2033, Call 05/1/2023	497,623
	Wildwood Utility Dependent District, BAM
750,000	5.00%, 10/1/2036, Call 10/1/2031	888,495
1,000,000	5.00%, 10/1/2046, Call 10/1/2031	1,154,963
875,000	Windward at Lakewood Ranch Community Development District, 4.00%, 05/1/2042, Call 05/1/2032	852,558
		65,879,936
	GEORGIA — 1.8%
1,100,000	Board of Water Light & Sinking Fund Commissioners of The City of Dalton, 4.00%, 03/1/2039, Call 03/1/2030	1,185,312
	Brookhaven Development Authority
1,000,000	4.00%, 07/1/2044, Call 07/1/2029	1,060,689
5,000,000	4.00%, 07/1/2049, Call 07/1/2029	5,268,328
	Burke County Development Authority
500,000	2.25%, 10/1/2032[1]	498,829

25

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	GEORGIA (Continued)
$1,000,000	4.13%, 11/1/2045, Call 02/1/2028	$1,030,172
1,000,000	3.00%, 11/1/2045[1]	1,010,047
500,000	Development Authority of Burke County, 2.20%, 10/1/2032, Call 11/19/2026	474,629
	Fulton County Development Authority
500,000	5.00%, 04/1/2037, Call 04/1/2027	557,754
1,000,000	6.50%, 04/1/2043, Call 04/1/2023	1,045,604
500,000	George L Smith II Congress Center Authority, 5.00%, 01/1/2054, Call 01/1/2031[4]	512,504
1,100,000	Georgia Municipal Association, Inc., 4.00%, 12/1/2024	1,159,691
460,000	Macon-Bibb County Urban Development Authority, 5.00%, 06/15/2027[4]	479,104
	Main Street Natural Gas, Inc.
1,470,000	5.00%, 05/15/2034, Call 05/15/2029	1,618,559
1,500,000	4.00%, 07/1/2052, Call 06/1/2027[1]	1,589,910
1,500,000	4.00%, 08/1/2052, Call 05/1/20271 4	1,539,368
200,000	Municipal Electric Authority of Georgia, 5.00%, 01/1/2056, Call 01/1/2030	223,231
1,695,000	Private Colleges & Universities Authority, 5.00%, 04/1/2044, Call 04/1/2024	1,797,102
		21,050,833
	GUAM — 0.2%
	Guam Government Waterworks Authority
500,000	5.25%, 07/1/2033, Call 07/1/2023	520,793
1,000,000	5.00%, 07/1/2035, Call 07/1/2024	1,048,852
	Territory of Guam
415,000	4.00%, 01/1/2036, Call 01/1/2031	419,789
250,000	4.00%, 01/1/2042, Call 01/1/2031	251,236
		2,240,670
	HAWAII — 0.4%
500,000	Hawaii Housing Finance & Development Corp., 6.75%, 05/1/2047, Call 05/6/2022	500,823
2,800,000	State of Hawaii, 5.00%, 01/1/2038, Call 01/1/2028	3,182,789

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	HAWAII (Continued)
$1,000,000	State of Hawaii Airports System Revenue, 5.00%, 07/1/2048, Call 07/1/2028[3]	$1,093,108
		4,776,720
	IDAHO — 0.3%
	Idaho Health Facilities Authority
300,000	4.38%, 07/1/2034, Call 07/1/2024[4]	310,852
1,040,000	5.00%, 12/1/2047, Call 12/1/2027	1,159,154
	Idaho Housing & Finance Association
370,000	6.00%, 07/1/2039, Call 07/1/2028[4]	417,458
415,000	6.00%, 07/1/2049, Call 07/1/2028[4]	461,626
565,000	6.00%, 07/1/2054, Call 07/1/2028[4]	626,830
		2,975,920
	ILLINOIS — 8.8%
	Chicago Board of Education
1,000,000	0.00%, 12/1/2022	987,051
100,000	5.75%, 04/1/2034, Call 04/1/2027	111,644
1,000,000	6.10%, 04/1/2036, Call 04/1/2027	1,131,930
180,000	5.00%, 04/1/2037, Call 04/1/2027	193,261
500,000	5.00%, 04/1/2038, Call 04/1/2028	537,718
500,000	5.25%, 12/1/2039, Call 12/1/2024	525,034
1,000,000	5.00%, 12/1/2040, Call 12/1/2030	1,084,548
575,000	5.00%, 12/1/2042, Call 12/1/2022	584,309
1,950,000	7.00%, 12/1/2044, Call 12/1/2025	2,198,042
1,100,000	6.00%, 04/1/2046, Call 04/1/2027	1,226,257
	Chicago O’Hare International Airport
500,000	5.00%, 07/1/2033, Call 07/1/2028[3]	561,564
2,500,000	5.00%, 01/1/2046, Call 01/1/2025	2,635,151
680,000	Chicago Park District, 5.00%, 11/15/2024	729,102
2,500,000	Chicago Transit Authority, 5.00%, 12/1/2046, Call 12/1/2026	2,772,460
	City of Chicago
900,000	4.84%, 04/15/2028, Call 01/16/2023[4]	908,699
880,000	6.00%, 01/1/2038, Call 01/1/2027	986,046
500,000	5.50%, 01/1/2040, Call 01/1/2025	534,839
1,000,000	City of Chicago , 5.00%, 01/1/2027	1,086,717
1,500,000	City of Chicago IL, 5.00%, 01/1/2034, Call 01/1/2031	1,649,132
	City of Chicago Wastewater Transmission Revenue
1,960,000	5.00%, 01/1/2028, Call 05/6/2022	1,965,887

26

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$665,000	5.00%, 01/1/2034, Call 01/1/2025	$712,204
3,000,000	5.00%, 01/1/2039, Call 01/1/2024	3,126,019
1,000,000	City of Chicago Waterworks Revenue, AGM, 5.00%, 11/1/2028, Call 11/1/2024	1,071,500
	County of Cook Sales Tax Revenue
1,200,000	5.00%, 11/15/2033, Call 11/15/2027	1,369,514
1,000,000	5.00%, 11/15/2038, Call 11/15/2030	1,157,074
	Illinois Educational Facilities Authority
2,000,000	4.50%, 11/1/2036, Call 11/1/2024	2,108,803
570,000	3.90%, 11/1/2036, Call 11/1/2027	610,091
	Illinois Finance Authority
700,000	5.00%, 08/1/2026	768,304
425,000	5.00%, 08/1/2027	473,851
500,000	5.00%, 08/1/2028, Call 08/1/2027	555,071
600,000	5.75%, 10/1/2032, Call 10/1/2022	604,342
670,000	5.00%, 03/1/2033, Call 03/1/2027	738,488
1,000,000	5.00%, 08/1/2033, Call 08/1/2024	1,066,973
315,000	5.00%, 02/15/2034, Call 02/15/2027	352,740
500,000	5.00%, 03/1/2034, Call 03/1/2027	551,110
2,000,000	4.00%, 07/1/2034, Call 01/1/2026	2,120,155
1,420,000	4.00%, 08/1/2036, Call 08/1/2031	1,440,823
225,000	5.00%, 02/15/2037, Call 08/15/2027	242,507
1,695,000	4.00%, 07/1/2038, Call 07/1/2029	1,853,755
1,000,000	4.00%, 07/15/2039, Call 07/15/2031	1,062,487
550,000	5.00%, 09/1/2042, Call 09/1/2024	589,400
1,000,000	4.00%, 08/1/2043, Call 08/1/2031	1,001,998
1,925,000	5.00%, 09/1/2046, Call 09/1/2026	2,125,280
2,100,000	5.00%, 02/15/2047, Call 08/15/2027	2,240,046
25,000	4.00%, 06/1/2047, Call 06/1/2022	25,117
630,000	4.00%, 06/1/2047, Call 06/1/2022	632,946
1,000,000	5.00%, 12/1/2047, Call 12/1/2027	1,073,169
1,000,000	6.00%, 10/1/2048, Call 10/1/2022	1,006,650
1,000,000	Illinois Sports Facilities Authority, 5.25%, 06/15/2032, Call 06/15/2024	1,046,001
	Illinois State Toll Highway Authority
1,000,000	5.00%, 01/1/2040, Call 01/1/2031	1,151,349

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$1,000,000	5.00%, 01/1/2043, Call 01/1/2032	$1,165,650
1,500,000	5.00%, 01/1/2046, Call 01/1/2032	1,736,262
1,000,000	Illinois State University, AGM, 5.00%, 04/1/2033, Call 04/1/2028	1,142,583
1,000,000	Macon County School District No. 61 Decatur, AGM, 4.00%, 01/1/2040, Call 01/1/2027	1,047,011
	Metropolitan Pier & Exposition Authority
500,000	4.00%, 12/15/2042, Call 12/15/2031	501,174
1,355,000	5.00%, 06/15/2050, Call 12/15/2029	1,445,799
530,000	5.00%, 06/15/2057, Call 12/15/2027	559,745
	Metropolitan Pier & Exposition Authority, NATL
1,000,000	0.00%, 06/15/2029	775,775
3,300,000	0.00%, 12/15/2030	2,399,769
1,600,000	Metropolitan Pier & Exposition Authority, State Appropriation, 5.00%, 12/15/2028, Call 06/15/2022	1,612,299
1,905,000	Metropolitan Water Reclamation District of Greater Chicago, 5.00%, 12/1/2041, Call 12/1/2026	2,126,829
500,000	Quad Cities Regional Economic Development Authority, 4.75%, 10/1/2032, Call 10/1/2022	503,199
3,000,000	Railsplitter Tobacco Settlement Authority, 5.00%, 06/1/2024	3,169,897
1,000,000	Round Lake Lakewood Grove Special Service Area No. 3 & 4, BAM, 4.00%, 03/1/2033, Call 03/1/2027	1,034,284
	Sales Tax Securitization Corp.
2,000,000	5.00%, 01/1/2034, Call 01/1/2028	2,228,181
500,000	4.00%, 01/1/2038, Call 01/1/2030	521,855
750,000	Sangamon Logan & Menard Counties Community Unit School Dist No. 15 Williamsville, BAM, 4.00%, 12/1/2039, Call 12/1/2029	803,852
1,000,000	Southwestern Illinois Development Authority, 7.13%, 11/1/2043, Call 11/1/2023	1,080,951
	State of Illinois
750,000	5.38%, 05/1/2023	776,287

27

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	ILLINOIS (Continued)
$1,000,000	5.00%, 02/1/2025	$1,069,671
1,500,000	5.50%, 07/1/2026, Call 07/1/2023	1,576,550
1,000,000	5.00%, 11/1/2026	1,094,283
1,000,000	5.00%, 10/1/2031, Call 10/1/2030	1,127,338
2,000,000	3.00%, 06/15/2033, Call 06/15/2026	1,903,323
660,000	5.00%, 03/1/2036, Call 03/1/2031	736,634
500,000	5.00%, 03/1/2037, Call 05/6/2022	501,533
1,000,000	4.25%, 12/1/2037, Call 12/1/2027	1,028,680
1,500,000	5.00%, 02/1/2039, Call 02/1/2024	1,571,379
500,000	5.00%, 03/1/2046, Call 03/1/2031	546,094
2,000,000	State of Illinois, BAM, 4.00%, 06/15/2030, Call 06/15/2026	2,120,173
1,500,000	University of Illinois, AGM, 4.00%, 04/1/2036, Call 04/1/2028	1,616,176
615,000	Upper Illinois River Valley Development Authority, 5.00%, 01/1/2045, Call 01/1/2027[4]	614,953
1,415,000	Village of Brookfield, 0.51%, 06/1/2038, Call 04/5/2022[1]	1,415,000
1,350,000	Will County Community High School District No. 210 Lincoln-Way, AGM, 0.00%, 01/1/2024	1,291,775
1,000,000	Will County Community High School District No. 210 Lincoln-Way, AGM-CR, 5.00%, 01/1/2027, Call 01/1/2023	1,021,273
	Will County Community High School District No. 210 Lincoln-Way, BAM
550,000	0.00%, 01/1/2031	412,845
250,000	0.00%, 01/1/2032	180,588
750,000	Wonder Lake Village Special Service Area No. 1, 4.50%, 03/1/2034, Call 03/1/2025	726,302
		100,473,130
	INDIANA — 1.3%
1,450,000	City of Fishers Sewage Works Revenue, BAM, 4.00%, 07/1/2047, Call 07/1/2031	1,571,109
	Indiana Finance Authority
2,000,000	5.00%, 02/1/2030, Call 02/1/2028	2,306,446
1,000,000	3.00%, 11/1/2030	936,966
1,000,000	3.00%, 11/1/2030	936,966
3,000,000	4.00%, 11/1/2033, Call 11/1/2027	3,199,086

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	INDIANA (Continued)
$3,360,000	Indianapolis Local Public Improvement Bond Bank, 4.00%, 01/1/2041, Call 01/1/2031	$3,666,252
1,960,000	Michigan City School Building Corp., 5.00%, 01/15/2025	2,088,386
500,000	Town of Shoals, 7.25%, 11/1/2043, Call 11/1/2023[3]	522,207
		15,227,418
	IOWA — 0.3%
	Iowa Finance Authority
1,000,000	5.25%, 12/1/2025, Call 12/1/2023	1,035,764
1,520,000	4.75%, 08/1/2042, Call 08/1/2022	1,528,291
4,655,000	Iowa Tobacco Settlement Authority, 0.00%, 06/1/2065, Call 06/1/2031	600,957
500,000	PEFA, Inc., 5.00%, 09/1/2049, Call 06/1/2026[1]	540,684
		3,705,696
	KENTUCKY — 1.0%
	Kentucky Economic Development Finance Authority
200,000	5.00%, 06/1/2037, Call 06/1/2027	220,468
1,100,000	5.00%, 07/1/2040, Call 07/1/2025	1,179,095
1,350,000	5.00%, 06/1/2045, Call 06/1/2027	1,468,243
765,000	Kentucky Municipal Power Agency, NATL, 5.00%, 09/1/2032, Call 09/1/2026	846,252
	Kentucky Public Energy Authority
2,600,000	4.00%, 01/1/2049, Call 10/1/2024[1]	2,698,021
1,950,000	4.00%, 12/1/2049, Call 03/1/2025[1]	2,021,428
1,365,000	Louisville/Jefferson County Metropolitan Government, 5.00%, 05/15/2047, Call 05/15/2032	1,518,381
1,000,000	Paducah Electric Plant Board, AGM, 5.00%, 10/1/2035, Call 10/1/2026	1,117,878
		11,069,766
	LOUISIANA — 1.4%
1,165,000	Ascension Parish Industrial Development Board, Inc., 6.00%, 07/1/2036, Call 07/1/2023	1,190,734
1,500,000	Jefferson Sales Tax District, AGM, 5.00%, 12/1/2037, Call 12/1/2027	1,702,094

28

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	LOUISIANA (Continued)
$1,205,000	Louisiana Local Government Environmental Facilities & Community Development Authority, 5.00%, 10/1/2041, Call 10/1/2027	$1,344,099
1,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 5.00%, 10/1/2043, Call 10/1/2027	1,125,158
	Louisiana Public Facilities Authority
500,000	8.13%, 12/15/2033, Call 12/15/2023	519,121
1,000,000	5.00%, 05/15/2035, Call 05/15/2025	1,075,290
885,000	6.50%, 07/1/2036, Call 07/1/20233 4	910,929
1,400,000	5.00%, 07/1/2042, Call 07/1/2027	1,524,178
	New Orleans Aviation Board
500,000	5.00%, 10/1/2035, Call 10/1/2028	579,032
1,500,000	5.00%, 01/1/2048, Call 01/1/2027[3]	1,614,119
1,260,000	Port New Orleans Board of Commissioners, AGM, 5.00%, 04/1/2038, Call 04/1/2028[3]	1,404,304
	State of Louisiana
1,200,000	5.00%, 09/1/2031, Call 09/1/2030	1,429,281
1,000,000	4.00%, 09/1/2032, Call 09/1/2026	1,063,802
		15,482,141
	MAINE — 0.6%
	Maine Health & Higher Educational Facilities Authority
1,000,000	5.00%, 07/1/2028, Call 07/1/2027	1,119,321
1,615,000	5.00%, 07/1/2035, Call 07/1/2027	1,803,188
700,000	5.00%, 07/1/2035, Call 07/1/2027	781,567
	Maine Health & Higher Educational Facilities Authority, AGM
500,000	4.00%, 07/1/2036, Call 07/1/2031	551,980
500,000	4.00%, 07/1/2039, Call 07/1/2031	548,739
1,510,000	Maine Municipal Bond Bank, 5.00%, 11/1/2031, Call 11/1/2027	1,726,462
500,000	Town of Rumford, 6.88%, 10/1/2026, Call 05/6/2022[3]	500,251
		7,031,508

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MARYLAND — 1.4%
	City of Baltimore
$2,500,000	5.00%, 07/1/2036, Call 01/1/2027	$2,787,236
1,500,000	5.00%, 09/1/2042, Call 09/1/2027	1,508,260
1,330,000	County of Prince George’s, 7.00%, 08/1/2048, Call 11/1/2026	1,478,967
1,600,000	Howard County Housing Commission, 5.00%, 06/1/2044, Call 06/1/2024	1,674,238
1,000,000	Maryland Economic Development Corp., 5.00%, 06/1/2049, Call 06/1/2029[3]	1,099,902
	Maryland Health & Higher Educational Facilities Authority
2,700,000	5.00%, 08/15/2038, Call 08/15/2023	2,812,948
1,000,000	5.00%, 07/1/2040, Call 07/1/2025	1,077,447
500,000	5.00%, 07/1/2045, Call 07/1/2025	536,631
	Maryland Stadium Authority
2,000,000	5.00%, 05/1/2046, Call 05/1/2026	2,236,423
340,000	5.00%, 05/1/2047, Call 05/1/2028	394,333
		15,606,385
	MASSACHUSETTS — 0.9%
120,000	Collegiate Charter School of Lowell, 5.00%, 06/15/2039, Call 06/15/2026	123,652
1,500,000	Commonwealth of Massachusetts, 4.00%, 05/1/2036, Call 05/1/2028	1,614,035
	Massachusetts Development Finance Agency
2,000,000	5.00%, 07/1/2038[1]	2,114,591
1,000,000	4.00%, 07/1/2044, Call 01/1/2029	1,042,038
	Massachusetts Educational Financing Authority
1,000,000	5.00%, 07/1/2028[3]	1,125,371
200,000	4.25%, 07/1/2046, Call 07/1/2026[3]	203,996
3,000,000	Massachusetts School Building Authority, 5.00%, 08/15/2037, Call 08/15/2025	3,265,591
1,000,000	Massachusetts Water Resources Authority, 5.00%, 08/1/2040, Call 08/1/2026	1,122,389
		10,611,663

29

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MICHIGAN — 2.7%
$500,000	Detroit Downtown Development Authority, AGM, 5.00%, 07/1/2043, Call 07/1/2024	$527,521
685,000	Grand Rapids Public Schools, AGM, 5.00%, 05/1/2024	727,148
1,000,000	Great Lakes Water Authority Sewage Disposal System Revenue, 5.00%, 07/1/2035, Call 07/1/2026	1,107,846
275,000	Kentwood Economic Development Corp., 5.63%, 11/15/2041, Call 05/15/2022	276,452
	Michigan Finance Authority
275,000	5.00%, 06/1/2029, Call 05/6/2022	246,133
3,500,000	4.50%, 10/1/2029, Call 10/1/2024	3,591,629
1,165,000	5.00%, 07/1/2031, Call 07/1/2024	1,208,020
2,500,000	5.00%, 10/1/2033, Call 10/1/2024	2,682,315
1,000,000	5.00%, 07/1/2034, Call 07/1/2025	1,080,377
500,000	5.00%, 07/1/2035, Call 07/1/2025	539,701
1,270,000	5.00%, 09/1/2038, Call 09/1/2031	1,466,291
1,000,000	5.00%, 07/1/2039, Call 07/1/2024	1,030,591
1,000,000	5.00%, 11/15/2041, Call 11/15/2026	1,099,859
2,500,000	5.00%, 12/1/2047, Call 12/1/2022	2,559,734
1,450,000	Michigan Finance Authority, NATL, 5.00%, 07/1/2036, Call 07/1/2024	1,530,135
1,000,000	Michigan Finance Authority, SAW, 4.00%, 11/1/2048, Call 11/1/2028	1,060,822
3,000,000	Michigan State Building Authority, 5.00%, 04/15/2041, Call 10/15/2026	3,295,112
2,000,000	Michigan State Hospital Finance Authority, 2.40%, 11/15/2047[1]	2,009,922
250,000	Renaissance Public School Academy, 6.00%, 05/1/2037, Call 05/6/2022	250,205
500,000	Summit Academy, 6.38%, 11/1/2035, Call 05/6/2022	500,160
	Wayne County Airport Authority
2,000,000	5.00%, 12/1/2030, Call 12/1/2025[3]	2,166,343
1,500,000	5.00%, 12/1/2037, Call 12/1/2027	1,667,237
		30,623,553
	MINNESOTA — 0.4%
250,000	City of Deephaven, 5.25%, 07/1/2040, Call 07/1/2025	264,385
70,000	City of Minneapolis, 5.00%, 12/1/2037, Call 12/1/2027[4]	73,329

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	MINNESOTA (Continued)
$1,720,000	City of Shakopee Senior Housing Revenue, 5.85%, 11/1/2058, Call 05/1/20251 4	$1,769,503
	Housing & Redevelopment Authority of The City of Saint Paul
1,000,000	5.00%, 11/15/2029, Call 11/15/2025	1,102,303
1,285,000	5.00%, 11/15/2030, Call 11/15/2025	1,416,459
		4,625,979
	MISSISSIPPI — 0.0%[6]
500,000	Mississippi Business Finance Corp., 5.00%, 02/1/20361 3 4	503,029

	MISSOURI — 0.7%
75,000	Cape Girardeau County Industrial Development Authority, 4.00%, 03/1/2046, Call 03/1/2031	76,849
	City of Kansas City Sanitary Sewer System Revenue
600,000	5.00%, 01/1/2030, Call 01/1/2028	692,962
685,000	5.00%, 01/1/2032, Call 01/1/2028	790,031
350,000	5.00%, 01/1/2034, Call 01/1/2028	402,125
	Hannibal Industrial Development Authority
640,000	5.00%, 10/1/2042, Call 10/1/2027	709,080
445,000	5.00%, 10/1/2047, Call 10/1/2027	489,755
	Health & Educational Facilities Authority of the State of Missouri
1,000,000	5.00%, 11/15/2043, Call 05/15/2028	1,136,430
350,000	4.00%, 11/15/2049, Call 11/15/2027	365,843
	Kansas City Industrial Development Authority
980,000	5.00%, 03/1/2037, Call 03/1/2029[3]	1,089,066
1,020,000	5.00%, 03/1/2039, Call 03/1/2029[3]	1,130,600
1,400,000	Metropolitan St. Louis Sewer District, 5.00%, 05/1/2033, Call 05/1/2025	1,521,545
		8,404,286
	NEBRASKA — 0.4%
	Central Plains Energy Project
1,875,000	5.00%, 09/1/2027, Call 09/1/2022	1,901,282
2,500,000	5.00%, 09/1/2032, Call 09/1/2022	2,535,043

30

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEBRASKA (Continued)
$250,000	5.25%, 09/1/2037, Call 09/1/2022	$253,757
		4,690,082
	NEVADA — 1.5%
240,000	City of Carson City, 5.00%, 09/1/2037, Call 09/1/2027	262,839
800,000	Clark County School District, AGM, 5.00%, 06/15/2031, Call 06/15/2030	950,985
	County of Clark
500,000	2.10%, 06/1/2031	446,865
2,520,000	5.00%, 06/1/2043, Call 06/1/2028	2,855,351
5,100,000	5.00%, 05/1/2048, Call 06/1/2028	5,744,462
1,000,000	Henderson Public Improvement Trust, 5.50%, 01/1/2034, Call 07/1/2024	1,053,759
1,000,000	Las Vegas Convention & Visitors Authority, 5.00%, 07/1/2043, Call 07/1/2028	1,125,753
	Las Vegas Valley Water District
2,025,000	5.00%, 06/1/2039, Call 12/1/2024	2,171,852
2,000,000	5.00%, 06/1/2041, Call 06/1/2026	2,199,498
595,000	State of Nevada Department of Business & Industry, 5.00%, 12/15/2035, Call 12/15/2025[4]	627,572
		17,438,936
	NEW HAMPSHIRE — 0.3%
485,518	New Hampshire Business Finance Authority, 4.13%, 01/20/2034	518,739
	New Hampshire Health and Education Facilities Authority Act
1,120,000	5.00%, 07/1/2037, Call 07/1/2027	1,233,465
215,000	5.00%, 08/1/2037, Call 02/1/2028	245,946
1,000,000	5.00%, 07/1/2041, Call 01/1/2028	1,129,708
		3,127,858
	NEW JERSEY — 2.9%
4,000,000	Garden State Preservation Trust, AGM, 5.75%, 11/1/2028	4,586,385
	New Jersey Economic Development Authority
325,000	5.13%, 09/15/2023, Call 08/20/2022[3]	331,632
1,500,000	5.00%, 03/1/2024, Call 03/1/2023	1,540,941
890,000	3.13%, 07/1/2029, Call 07/1/2027	891,309
1,000,000	3.38%, 07/1/2030, Call 07/1/2027	1,004,831
100,000	5.00%, 07/15/2032, Call 07/15/2027	108,728

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW JERSEY (Continued)
$500,000	5.00%, 07/1/2033, Call 07/1/2027	$546,873
280,000	6.00%, 10/1/2034, Call 10/1/2024[4]	291,872
880,000	5.00%, 06/15/2036, Call 12/15/2026	963,770
350,000	6.30%, 10/1/2049, Call 10/1/2024[4]	363,855
1,000,000	New Jersey Educational Facilities Authority, 5.00%, 06/15/2025, Call 06/15/2024	1,056,593
	New Jersey Health Care Facilities Financing Authority
500,000	5.75%, 07/1/2037, Call 05/6/2022	501,162
1,175,000	5.00%, 07/1/2046, Call 07/1/2025	1,262,468
	New Jersey Higher Education Student Assistance Authority
500,000	5.00%, 12/1/2028, Call 06/1/2028[3]	562,058
855,000	4.25%, 12/1/2047, Call 12/1/2026[3]	864,476
3,915,000	New Jersey Housing & Mortgage Finance Agency, 3.15%, 10/1/2024[3]	3,949,104
	New Jersey Transportation Trust Fund Authority
1,800,000	0.00%, 12/15/2030	1,348,712
1,850,000	5.00%, 12/15/2035, Call 12/15/2028	2,053,314
530,000	4.00%, 06/15/2036, Call 06/15/2031	552,821
500,000	5.00%, 06/15/2040, Call 12/15/2030	558,532
500,000	4.00%, 06/15/2042, Call 06/15/2032	510,969
835,000	4.00%, 06/15/2042, Call 12/15/2031	857,112
2,000,000	5.25%, 06/15/2043, Call 12/15/2028	2,228,462
805,000	5.00%, 06/15/2044, Call 06/15/2024	847,728
1,000,000	South Jersey Port Corp., 5.00%, 01/1/2037, Call 01/1/2028[3]	1,081,352
1,610,000	Tobacco Settlement Financing Corp., 5.00%, 06/1/2036, Call 06/1/2028	1,777,844
1,990,000	Union County Utilities Authority, County Guarantee, 5.25%, 12/1/2031, Call 05/6/2022[3]	1,996,395
		32,639,298

31

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW MEXICO — 0.2%
$810,000	Mesa Del Sol Public Improvement District No. 1, 7.00%, 10/1/2033, Call 10/1/2023	$818,748
1,020,000	Volterra Public Improvement District, 6.75%, 10/1/2033, Call 10/1/2024	1,030,191
		1,848,939
	NEW YORK — 6.4%
450,000	Build New York City Resource Corp., 5.00%, 04/15/2043, Call 04/15/2023	455,765
1,035,000	City of Long Beach , 5.00%, 09/1/2027	1,127,034
	City of New York
2,000,000	5.00%, 03/1/2026, Call 03/1/2024	2,110,532
2,000,000	5.00%, 04/1/2040, Call 04/1/2028	2,242,703
	Hempstead Town Local Development Corp.
1,000,000	5.66%, 02/1/2044, Call 02/1/2030	1,064,197
1,000,000	6.24%, 02/1/2047, Call 02/1/2027	1,078,682
1,000,000	4.60%, 02/1/2051, Call 02/1/2030	887,669
2,000,000	Metropolitan Transportation Authority, 5.00%, 11/15/2033, Call 05/15/2028	2,209,611
650,000	Nassau County Local Economic Assistance Corp., 5.00%, 07/1/2034, Call 07/1/2024	686,360
2,000,000	New York City Transitional Finance Authority Building Aid Revenue, SAW, 5.00%, 07/15/2037, Call 07/15/2028	2,291,171
	New York City Transitional Finance Authority Future Tax Secured Revenue
1,500,000	4.00%, 11/1/2037, Call 05/1/2031	1,599,728
1,250,000	4.00%, 11/1/2038, Call 05/1/2031	1,330,874
1,000,000	4.00%, 11/1/2041, Call 11/1/2029	1,045,466
	New York City Water & Sewer System
1,500,000	5.00%, 06/15/2032, Call 06/15/2027	1,702,841
5,000,000	5.00%, 06/15/2047, Call 12/15/2022	5,113,978
2,025,000	5.00%, 06/15/2048, Call 12/15/2027	2,295,740

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK (Continued)
$730,000	New York Counties Tobacco Trust VI, 5.63%, 06/1/2035	$764,702
	New York Liberty Development Corp.
1,000,000	5.25%, 10/1/2035	1,228,185
2,000,000	5.38%, 11/15/2040, Call 11/15/2024[4]	2,124,714
730,000	3.00%, 02/15/2042, Call 02/15/2030	659,732
1,000,000	5.00%, 11/15/2044, Call 11/15/2024[4]	1,047,576
1,500,000	7.25%, 11/15/2044, Call 11/15/2024[4]	1,589,919
	New York State Dormitory Authority
5,000,000	4.00%, 02/15/2039, Call 02/15/2030	5,295,495
1,000,000	4.00%, 07/1/2040, Call 07/1/2029	931,402
2,000,000	5.00%, 02/15/2044, Call 02/15/2025	2,137,301
1,000,000	5.00%, 02/15/2045, Call 02/15/2025	1,066,650
500,000	4.00%, 07/1/2048, Call 07/1/2031	524,637
	New York State Urban Development Corp.
1,500,000	4.00%, 03/15/2043, Call 03/15/2030	1,570,332
2,000,000	4.00%, 03/15/2046, Call 03/15/2030	2,082,553
	New York Transportation Development Corp.
3,000,000	5.00%, 10/1/2035, Call 10/1/2030[3]	3,363,083
1,000,000	5.25%, 01/1/2050, Call 07/1/2024[3]	1,046,553
	Onondaga Civic Development Corp.
235,000	5.00%, 07/1/2040, Call 07/1/2025	251,759
500,000	5.00%, 07/1/2045, Call 07/1/2025	533,259
	Port Authority of New York & New Jersey
1,000,000	4.00%, 07/15/2040, Call 07/15/2030[3]	1,035,139
4,535,000	5.00%, 10/15/2041, Call 10/15/2025	4,914,766
	Triborough Bridge & Tunnel Authority
1,500,000	5.00%, 11/15/2045, Call 11/15/2025	1,628,800
3,405,000	5.00%, 11/15/2049, Call 11/15/2030	3,895,014

32

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	NEW YORK (Continued)
$4,000,000	5.00%, 05/15/2051, Call 05/15/2031	$4,582,313
970,000	TSASC, Inc., 5.00%, 06/1/2045, Call 06/1/2027	1,005,145
750,000	Westchester County Local Development Corp., 5.50%, 05/1/2042, Call 05/1/2024	795,019
810,000	Western Nassau County Water Authority, 4.00%, 04/1/2051, Call 04/1/2031	875,440
290,000	Yonkers Economic Development Corp., 5.00%, 10/15/2049, Call 10/15/2029	302,747
		72,494,586
	NORTH CAROLINA — 0.2%
	North Carolina Medical Care Commission
2,000,000	5.00%, 12/1/2033, Call 12/1/2022	2,041,389
715,000	4.00%, 09/1/2046, Call 09/1/2028	735,332
		2,776,721
	NORTH DAKOTA — 0.3%
1,000,000	City of Grand Forks, 4.00%, 12/1/2036, Call 12/1/2031	1,047,630
600,000	County of Burleigh, 4.38%, 04/15/2026	606,688
2,000,000	County of Ward, 5.00%, 06/1/2053, Call 06/1/2028	2,174,326
		3,828,644
	OHIO — 1.6%
1,000,000	Buckeye Tobacco Settlement Financing Authority, 5.00%, 06/1/2055, Call 06/1/2030	1,041,393
1,000,000	Butler County Port Authority, 6.00%, 12/1/2043, Call 12/1/2022	975,077
830,000	City of Akron, 5.00%, 12/1/2026	877,029
1,000,000	City of Middleburg Heights, 4.00%, 08/1/2041, Call 08/1/2031	1,076,903
710,000	Cleveland-Cuyahoga County Port Authority, 5.00%, 12/1/2037, Call 12/1/2027	757,011
	County of Hamilton
1,000,000	5.00%, 11/15/2041	1,261,353
2,000,000	5.00%, 09/15/2045, Call 03/15/2030	2,290,625

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	OHIO (Continued)
$500,000	County of Tuscarawas, 6.00%, 03/1/2045, Call 03/1/2025	$519,517
2,330,000	Indian Creek Local School District, School District Credit Program, 5.00%, 11/1/2055, Call 11/1/2028	2,585,945
2,665,000	Ohio Turnpike & Infrastructure Commission, 5.00%, 02/15/2037, Call 02/15/2028	3,033,757
1,500,000	Ohio Water Development Authority, 5.00%, 12/1/2034, Call 12/1/2026	1,683,827
750,000	Ohio Water Development Authority Water Pollution Control Loan Fund, 4.38%, 06/1/2033[1]	751,951
1,000,000	Southeastern Ohio Port Authority, 5.75%, 12/1/2032, Call 12/1/2022	1,016,040
		17,870,428
	OKLAHOMA — 0.6%
940,000	Coweta Public Works Authority, 4.00%, 08/1/2027, Call 08/1/2026	1,011,062
1,000,000	Garfield County Educational Facilities Authority, 5.00%, 09/1/2031, Call 09/1/2026	1,107,977
1,040,000	Muskogee Industrial Trust, 4.00%, 09/1/2032, Call 09/1/2029	1,110,516
1,000,000	Oklahoma City Airport Trust, 5.00%, 07/1/2043, Call 07/1/2028[3]	1,099,662
2,000,000	Oklahoma Development Finance Authority, AGM, 4.00%, 08/15/2048, Call 08/15/2028	2,083,862
		6,413,079
	OREGON — 0.4%
1,000,000	Medford Hospital Facilities Authority, 4.00%, 08/15/2039, Call 08/15/2030	1,051,111
	Oregon State Facilities Authority
1,000,000	5.00%, 04/1/2045, Call 04/1/2025	1,080,750
45,000	5.00%, 10/1/2046, Call 10/1/2026	50,386
720,000	5.00%, 10/1/2046, Call 10/1/2026	783,480
	Port of Portland Airport Revenue
450,000	4.00%, 07/1/2040, Call 07/1/2030	478,675
1,000,000	5.00%, 07/1/2044, Call 07/1/2029[3]	1,110,787
		4,555,189

33

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	PENNSYLVANIA — 3.2%
$305,000	Allegheny County Higher Education Building Authority, 5.00%, 10/15/2037, Call 10/15/2027	$327,661
95,000	Allegheny County Industrial Development Authority, 6.00%, 07/15/2038, Call 07/15/2023	98,427
250,000	Allentown Neighborhood Improvement Zone Development Authority, 5.00%, 05/1/2042, Call 05/1/2032	281,331
	Chester County Industrial Development Authority
100,000	5.00%, 10/1/2034, Call 10/1/2024	105,519
780,000	5.38%, 10/15/2042, Call 10/15/2022	788,763
1,000,000	City of Philadelphia Airport Revenue, 4.00%, 07/1/2040, Call 07/1/2030[3]	1,036,446
105,000	Coatesville School District, AGM SAW, 5.00%, 08/1/2022	106,337
	Commonwealth Financing Authority
1,825,000	5.00%, 06/1/2034, Call 06/1/2028	2,039,713
1,000,000	5.00%, 06/1/2035, Call 06/1/2028	1,116,702
2,180,000	County of Chester, 4.00%, 11/15/2032, Call 11/15/2027	2,373,774
315,000	Delaware Valley Regional Finance Authority, 5.75%, 07/1/2032	400,489
265,000	East Hempfield Township Industrial Development Authority, 5.00%, 12/1/2039, Call 12/1/2025	283,932
1,000,000	Hospitals & Higher Education Facilities Authority of Philadelphia, 5.63%, 07/1/2036, Call 07/1/2022	1,011,114
650,000	Montgomery County Higher Education & Health Authority, 5.00%, 09/1/2037, Call 09/1/2028	739,400
	Montgomery County Industrial Development Authority
1,100,000	5.00%, 11/15/2028, Call 05/15/2022	1,105,223
400,000	5.00%, 11/15/2029, Call 05/15/2022	401,899
1,500,000	Moon Area School District, SAW, 5.00%, 11/15/2028, Call 11/15/2024	1,608,313

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	PENNSYLVANIA (Continued)
	Pennsylvania Economic Development Financing Authority
$250,000	6.40%, 12/1/2038, Call 09/1/2025	$171,467
300,000	10.00%, 12/1/2040, Call 06/1/2030[4]	300,415
300,000	10.00%, 12/1/2040, Call 06/1/20303 4	300,415
1,000,000	4.00%, 04/15/2045, Call 04/15/2030	1,049,285
1,000,000	Pennsylvania Higher Educational Facilities Authority, 5.00%, 08/15/2027	1,146,770
	Pennsylvania Turnpike Commission
1,000,000	5.00%, 12/1/2033, Call 12/1/2024	1,069,306
2,000,000	5.00%, 12/1/2037, Call 12/1/2027	2,241,371
500,000	5.00%, 12/1/2041, Call 06/1/2026	552,794
2,000,000	5.00%, 12/1/2043, Call 12/1/2028	2,271,553
1,000,000	4.00%, 12/1/2045, Call 12/1/2030	1,044,156
1,000,000	5.00%, 12/1/2047, Call 12/1/2027	1,119,571
	Philadelphia Authority for Industrial Development
795,000	5.00%, 05/1/2027, Call 05/1/2026	886,995
500,000	8.00%, 01/1/2033, Call 01/1/2023	523,403
500,000	6.88%, 06/15/2033, Call 06/15/2023	524,646
850,000	4.00%, 11/1/2037, Call 11/1/2029	908,289
1,000,000	6.60%, 11/1/2047, Call 11/1/2027	1,025,164
155,000	Quakertown General Authority, 4.00%, 07/1/2022	155,129
	School District of Philadelphia, SAW
5,000	5.00%, 09/1/2038, Call 09/1/2026	5,620
995,000	5.00%, 09/1/2038, Call 09/1/2026	1,097,177
1,000,000	Scranton-Lackawanna Health & Welfare Authority, 5.00%, 06/1/2046, Call 06/1/2026	1,019,090
2,090,000	Southeastern Pennsylvania Transportation Authority, 5.00%, 06/1/2029, Call 06/1/2027	2,373,182
1,150,000	St. Mary Hospital Authority, 5.00%, 11/15/2023	1,210,062
275,000	Susquehanna Area Regional Airport Authority, 5.00%, 01/1/2035, Call 01/1/2028[3]	300,927

34

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	PENNSYLVANIA (Continued)
$500,000	Upper Merion Area School District, SAW, 5.00%, 01/15/2034, Call 01/15/2026	$549,832
500,000	Williamsport Area School District, AGM SAW, 4.00%, 03/1/2035, Call 09/1/2024	520,729
		36,192,391
	PUERTO RICO — 0.4%
	Commonwealth of Puerto Rico
62,039	5.25%, 07/1/2023	63,567
28,574	0.00%, 07/1/2024	26,091
61,865	5.38%, 07/1/2025	65,329
61,305	5.63%, 07/1/2027	67,030
60,310	5.63%, 07/1/2029	67,379
58,579	5.75%, 07/1/2031	66,868
55,548	4.00%, 07/1/2033, Call 07/1/2031	54,373
71,485	0.00%, 07/1/2033, Call 07/1/2031	41,395
49,930	4.00%, 07/1/2035, Call 07/1/2031	48,329
42,853	4.00%, 07/1/2037, Call 07/1/2031	41,285
58,264	4.00%, 07/1/2041, Call 07/1/2031	55,548
277,359	0.00%, 11/1/2043[1]	149,427
60,594	4.00%, 07/1/2046, Call 07/1/2031	57,259
2,000,000	Puerto Rico Electric Power Authority, 5.00%, 07/1/2042, Call 07/1/2022 [5]	1,915,000
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.00%, 07/1/2058, Call 07/1/2028	1,598,549
		4,317,429
	RHODE ISLAND — 0.3%
1,535,000	Rhode Island Commerce Corp., 5.00%, 07/1/2041, Call 07/1/2026	1,666,807
1,000,000	Rhode Island Health & Educational Building Corp., 6.00%, 09/1/2033, Call 09/1/2023	1,058,867
615,000	Rhode Island Health and Educational Building Corp., 4.00%, 11/1/2050, Call 11/1/2031	648,923
		3,374,597
	SOUTH CAROLINA — 1.3%
1,000,000	City of Columbia Waterworks & Sewer System Revenue, 5.00%, 02/1/2043, Call 02/1/2023	1,029,104

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	SOUTH CAROLINA (Continued)
$2,000,000	Lexington County Health Services District, Inc., 5.00%, 11/1/2041, Call 05/1/2026	$2,188,742
1,500,000	Patriots Energy Group Financing Agency, 4.00%, 10/1/2048, Call 11/1/2023[1]	1,545,059
	South Carolina Jobs-Economic Development Authority
500,000	0.00%, 02/1/2035, Call 02/1/20233 4 5	200,000
1,000,000	5.00%, 11/1/2043, Call 05/1/2028	1,130,231
2,000,000	South Carolina Ports Authority, 5.00%, 07/1/2038, Call 07/1/2028[3]	2,213,619
	South Carolina Public Service Authority
1,335,000	4.00%, 12/1/2042, Call 12/1/2031	1,416,022
730,000	5.00%, 12/1/2055, Call 06/1/2025	783,053
1,015,000	5.25%, 12/1/2055, Call 12/1/2025	1,107,227
3,000,000	University of South Carolina, 5.00%, 05/1/2043, Call 05/1/2027	3,370,003
		14,983,060
	SOUTH DAKOTA — 0.1%
1,235,000	South Dakota Health & Educational Facilities Authority, 5.00%, 11/1/2045, Call 11/1/2025	1,333,872

	TENNESSEE — 0.8%
1,220,000	Chattanooga-Hamilton County Hospital Authority, 5.00%, 10/1/2044, Call 10/1/2024	1,303,033
2,000,000	Johnson City Health & Educational Facilities Board, 5.00%, 08/15/2042, Call 08/15/2022	2,023,611
	Knox County Health Educational & Housing Facility Board
365,000	0.00%, 05/1/2025, Call 11/1/20244 5	171,550
45,000	0.00%, 05/1/2034[5]	21,150
1,500,000	Tennergy Corp., 4.00%, 12/1/2051, Call 06/1/2028[1]	1,591,360
	Tennessee Energy Acquisition Corp.
1,000,000	5.63%, 09/1/2026	1,122,834
1,000,000	4.00%, 05/1/2048, Call 02/1/2023[1]	1,017,352
1,500,000	4.00%, 11/1/2049, Call 08/1/2025[1]	1,550,384
		8,801,274

35

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS — 7.3%
$85,000	Arlington Higher Education Finance Corp., 5.00%, 08/15/2048, Call 08/15/2027	$86,960
320,000	Austin Convention Enterprises, Inc., 5.00%, 01/1/2034, Call 01/1/2027	338,034
	Central Texas Regional Mobility Authority
1,000,000	5.00%, 01/1/2036, Call 01/1/2031	1,161,699
2,000,000	5.00%, 01/1/2043, Call 01/1/2028	2,214,609
2,000,000	City of Arlington, AGM, 5.00%, 02/15/2048, Call 02/15/2028	2,246,201
	City of Austin Airport System Revenue
1,000,000	5.00%, 11/15/2035, Call 11/15/2026[3]	1,102,264
2,250,000	5.00%, 11/15/2044, Call 11/15/2024[3]	2,374,231
1,000,000	City of El Paso, 5.00%, 08/15/2036, Call 08/15/2026	1,113,175
250,000	City of Hackberry, 4.50%, 09/1/2038, Call 09/1/2027	262,924
1,000,000	City of Houston, 4.00%, 03/1/2033, Call 03/1/2027	1,067,035
	City of Houston Airport System Revenue
700,000	4.75%, 07/1/2024[3]	720,247
750,000	5.00%, 07/15/2035, Call 07/15/2025[3]	789,595
1,085,000	City of Houston Combined Utility System Revenue, 4.00%, 11/15/2041, Call 11/15/2031	1,181,062
1,500,000	City of Houston TX Airport System Revenue, 4.00%, 07/15/2041, Call 07/15/2029[3]	1,463,483
1,400,000	City of Lewisville, 6.00%, 09/1/2037, Call 09/1/2022[4]	1,469,132
750,000	City of Sugar Land, 5.00%, 02/15/2029, Call 02/15/2027	851,668
	Clifton Higher Education Finance Corp.
500,000	5.00%, 08/15/2042, Call 08/15/2022	504,968
100,000	4.40%, 12/1/2047, Call 12/1/2022	100,557
1,500,000	4.60%, 12/1/2049, Call 12/1/2024	1,538,620
5,000,000	County of Travis, 5.00%, 03/1/2036, Call 03/1/2029	5,838,611

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
$1,000,000	Danbury Higher Education Authority, Inc., 6.50%, 08/15/2043, Call 08/15/2023	$1,060,404
280,000	Decatur Hospital Authority, 6.63%, 09/1/2031, Call 09/1/2023	296,711
1,065,000	El Paso Downtown Development Corp., 5.00%, 08/15/2026	1,181,787
1,000,000	Grand Parkway Transportation Corp., 5.00%, 10/1/2038, Call 04/1/2028	1,130,372
1,050,000	Hale Center Education Facilities Corp., 5.00%, 03/1/2032	1,165,062
3,000,000	Harris County Cultural Education Facilities Finance Corp., 4.00%, 10/1/2036, Call 10/1/2029	3,228,364
1,110,000	Harris County Toll Road Authority, 5.00%, 08/15/2043, Call 02/15/2028	1,257,631
475,000	Jefferson County Industrial Development Corp., 8.25%, 07/1/2032, Call 07/1/2022	483,144
500,000	Mission Economic Development Corp., 4.63%, 10/1/2031, Call 04/26/20223 4	525,510
	New Hope Cultural Education Facilities Finance Corp.
600,000	4.75%, 04/1/2034, Call 04/1/2024	632,621
1,000,000	5.00%, 04/1/2039, Call 04/1/2024	1,059,228
2,505,000	5.00%, 07/1/2047, Call 07/1/2025	2,160,563
	New Hope Cultural Education Facilities Finance Corp., AGM
375,000	5.00%, 07/1/2038, Call 07/1/2027	423,260
1,500,000	5.00%, 04/1/2046, Call 04/1/2024	1,581,625
2,200,000	5.00%, 07/1/2048, Call 07/1/2027	2,474,950
830,000	Newark Higher Education Finance Corp., 5.00%, 06/15/2037, Call 06/15/2022	836,464
1,000,000	Port of Corpus Christi Authority of Nueces County, 5.00%, 12/1/2036, Call 12/1/2028	1,140,161
1,000,000	Red River Health Facilities Development Corp., 0.00%, 12/15/2047, Call 05/6/2022[5]	625,000
290,000	SA Energy Acquisition Public Facility Corp., 5.50%, 08/1/2027	330,795

36

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	TEXAS (Continued)
$1,750,000	San Antonio Independent School District, PSF, 5.00%, 08/15/2048, Call 08/15/2025	$1,875,587
	State of Texas
2,000,000	5.00%, 10/1/2026, Call 10/1/2025	2,201,014
2,515,000	5.00%, 10/1/2036, Call 10/1/2025	2,756,188
	Tarrant County Cultural Education Facilities Finance Corp.
1,000,000	4.20%, 09/1/2025, Call 09/1/2023	1,033,373
2,000,000	5.00%, 11/15/2038, Call 05/15/2023	2,073,610
1,430,000	5.00%, 07/1/2043, Call 01/1/2029	1,601,143
1,620,000	Texas City Industrial Development Corp., 4.13%, 12/1/2045, Call 02/4/2025	1,679,984
	Texas Municipal Gas Acquisition & Supply Corp. I
555,000	5.25%, 12/15/2025	608,306
1,670,000	6.25%, 12/15/2026	1,832,826
	Texas Private Activity Bond Surface Transportation Corp.
500,000	4.00%, 12/31/2037, Call 12/31/2029	518,466
1,110,000	5.00%, 12/31/2040, Call 12/31/2025[3]	1,188,101
4,000,000	Texas Public Finance Authority, 4.00%, 02/1/2037, Call 02/1/2029	4,397,503
1,125,000	Texas Transportation Commission, 0.00%, 08/1/2040, Call 02/1/2029	513,160
	Texas Water Development Board
1,500,000	4.00%, 10/15/2037, Call 10/15/2027	1,623,933
2,000,000	4.00%, 08/1/2038, Call 08/1/2030	2,199,896
1,550,000	4.00%, 10/15/2038, Call 10/15/2029	1,678,376
5,000,000	5.00%, 04/15/2049, Call 10/15/2028	5,737,672
	Town of Westlake
225,000	5.50%, 09/1/2025	226,073
200,000	6.13%, 09/1/2035, Call 09/1/2025	199,534
1,200,000	Uptown Development Authority, 5.00%, 09/1/2036, Call 09/1/2026	1,282,391
		83,245,863

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	UTAH — 0.2%
$1,000,000	Salt Lake City Corp. Airport Revenue, 5.25%, 07/1/2048, Call 07/1/2028[3]	$1,107,088
	Utah Charter School Finance Authority
1,000,000	4.50%, 07/15/2027[4]	1,013,867
500,000	5.38%, 06/15/2048, Call 06/15/2027[4]	523,104
		2,644,059
	VIRGINIA — 1.4%
715,000	Celebrate North Community Development Authority, 0.00%, 03/1/2018[5]	464,750
1,000,000	Chesapeake Bay Bridge & Tunnel District, 5.00%, 07/1/2046, Call 07/1/2026	1,077,707
530,000	Federal Home Loan Mortgage Corporation Multifamily Variable Rate Demand Certificates, 4.15%, 04/15/2025, Call 05/6/20223 4	531,265
2,000,000	Hampton Roads Sanitation District, 5.00%, 10/1/2030, Call 10/1/2027	2,294,584
1,000,000	Hampton Roads Transportation Accountability Commission, 5.50%, 07/1/2057, Call 01/1/2028	1,146,376
	Virginia Commonwealth Transportation Board
1,000,000	5.00%, 05/15/2028, Call 11/15/2027	1,155,510
2,500,000	4.00%, 05/15/2031, Call 05/15/2026	2,672,087
	Virginia Small Business Financing Authority
2,225,000	4.00%, 01/1/2038, Call 01/1/2032[3]	2,299,041
500,000	4.00%, 01/1/2039, Call 01/1/2032[3]	516,481
775,000	4.00%, 07/1/2039, Call 01/1/2032[3]	800,545
500,000	4.00%, 01/1/2040, Call 01/1/2032[3]	515,593
130,000	5.50%, 01/1/2042, Call 07/1/2022[3]	131,107
500,000	5.00%, 12/31/2047, Call 12/31/2032[3]	558,572
1,750,000	5.00%, 12/31/2052, Call 06/30/2027[3]	1,939,016
		16,102,634

37

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WASHINGTON — 3.2%
$2,000,000	Clark County School District No. 114 Evergreen, School Bond Gty, 4.00%, 12/1/2034, Call 06/1/2028	$2,185,999
1,500,000	County of King Sewer Revenue, 5.00%, 07/1/2047, Call 01/1/2025	1,616,851
705,000	King County Public Hospital District No. 4, 5.00%, 12/1/2038, Call 12/1/2025	717,592
2,215,000	King County School District No. 210 Federal Way, School Bond Gty, 4.00%, 12/1/2033, Call 12/1/2027	2,416,613
	King County School District No. 406 Tukwila, School Bond Gty
2,190,000	4.00%, 12/1/2030, Call 06/1/2026	2,338,504
1,560,000	4.00%, 12/1/2031, Call 06/1/2026	1,662,589
65,000	Ocean Shores Local Improvement District, 7.25%, 02/1/2031	74,854
	Port of Seattle
1,500,000	5.00%, 04/1/2044, Call 04/1/2029[3]	1,681,039
2,000,000	5.00%, 08/1/2046, Call 08/1/2031[3]	2,263,599
	State of Washington
1,695,000	5.00%, 08/1/2036, Call 08/1/2029	1,990,464
2,000,000	5.00%, 08/1/2037, Call 08/1/2023	2,076,769
1,435,000	5.00%, 07/1/2039, Call 07/1/2028	1,643,276
1,000,000	5.00%, 06/1/2040, Call 06/1/2026	1,103,498
1,630,000	5.00%, 07/1/2042, Call 07/1/2029	1,891,081
1,710,000	5.00%, 07/1/2043, Call 07/1/2029	1,980,025
1,515,000	5.00%, 02/1/2044, Call 02/1/2032	1,818,416
1,500,000	5.00%, 07/1/2044, Call 07/1/2029	1,734,166
195,000	Tacoma Consolidated Local Improvement Districts, 5.75%, 04/1/2043, Call 04/21/2022	195,288
	Washington Health Care Facilities Authority
500,000	5.00%, 08/15/2032, Call 08/15/2027	553,837
1,820,000	5.00%, 03/1/2038, Call 03/1/2025	1,946,168
500,000	5.00%, 08/1/2038, Call 08/1/2029	566,933
	Washington State Convention Center Public Facilities District
1,210,000	3.00%, 07/1/2043, Call 07/1/2031	1,057,870
1,550,000	3.00%, 07/1/2058, Call 07/1/2031	1,250,211

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WASHINGTON (Continued)
$1,000,000	Yakima County School District No. 208 West Valley, School Bond Gty, 4.00%, 12/1/2034, Call 12/1/2028	$1,106,472
		35,872,114
	WEST VIRGINIA — 0.2%
1,000,000	Monongalia County Commission Special District, 5.50%, 06/1/2037, Call 06/1/2027[4]	1,074,537
1,000,000	West Virginia Parkways Authority, 5.00%, 06/1/2037, Call 06/1/2028	1,153,458
		2,227,995
	WISCONSIN — 1.2%
	Public Finance Authority
170,000	5.00%, 07/1/2022[3]	171,016
780,000	4.00%, 07/1/2027, Call 07/1/2024	799,786
500,000	5.75%, 02/1/2035, Call 02/1/2025	507,228
535,000	5.00%, 07/1/2037, Call 07/1/2024	558,104
1,000,000	6.50%, 12/1/2037, Call 12/1/2027[4]	991,177
500,000	5.00%, 06/15/2039, Call 06/15/2026[4]	508,476
500,000	5.00%, 02/1/2042, Call 02/1/2032	535,430
500,000	5.75%, 04/1/2042	500,000
1,000,000	5.00%, 07/1/2042, Call 07/1/2022[3]	1,004,823
165,000	6.00%, 07/15/2042, Call 07/15/2022	166,089
450,000	5.50%, 03/1/2045, Call 03/1/2025[4]	474,713
1,000,000	5.63%, 07/1/2045, Call 07/1/2025[4]	1,043,313
390,000	4.00%, 07/1/2046, Call 01/1/2031	394,792
345,000	6.38%, 01/1/2048, Call 01/1/2028[4]	212,175
	Public Finance Authority, ACA
7,186	0.00%, 01/1/20464 5	190
7,085	0.00%, 01/1/20474 5	178
7,034	0.00%, 01/1/20484 5	171
6,984	0.00%, 01/1/20494 5	164
6,882	0.00%, 01/1/20504 5	153
7,540	0.00%, 01/1/20514 5	162
194,116	0.00%, 07/1/20514 5	106,946
7,490	0.00%, 01/1/20524 5	153
7,388	0.00%, 01/1/20534 5	146
7,338	0.00%, 01/1/20544 5	139
7,237	0.00%, 01/1/20554 5	133
7,135	0.00%, 01/1/20564 5	127
7,085	0.00%, 01/1/20574 5	121

38

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Principal Amount		Value
	MUNICIPAL BONDS (Continued)
	WISCONSIN (Continued)
$6,984	0.00%, 01/1/20584 5	$115
6,933	0.00%, 01/1/20594 5	111
6,882	0.00%, 01/1/20604 5	105
6,781	0.00%, 01/1/20614 5	99
6,730	0.00%, 01/1/20624 5	95
6,629	0.00%, 01/1/20634 5	90
6,579	0.00%, 01/1/20644 5	87
6,528	0.00%, 01/1/20654 5	82
6,427	0.00%, 01/1/20664 5	76
83,706	0.00%, 01/1/20674 5	914
	University of Wisconsin Hospitals & Clinics
1,405,000	5.00%, 04/1/2038, Call 04/1/2023	1,450,852
1,000,000	5.00%, 04/1/2043, Call 10/1/2028	1,139,718
3,000,000	Village of Mount Pleasant, MORAL OBLIG, 5.00%, 04/1/2048, Call 04/1/2028	3,364,472
		13,932,721
	TOTAL MUNICIPAL BONDS
	(Cost $894,240,792)	902,166,460

	COMMON STOCK — 0.2%
32,339	Energy Harbor Corp.*	1,959,743

	TOTAL COMMON STOCK
	(Cost $965,130)	1,959,743

Number of Shares
	CLOSED-END MUTUAL FUNDS — 0.7%
18,027	BlackRock Long-Term Municipal Advantage Trust	211,276
53,753	BlackRock MuniVest Fund, Inc.	438,625
31,817	BlackRock MuniYield Quality Fund, Inc.	438,756
72,299	BNY Mellon Municipal Income, Inc.	548,749
127,431	BNY Mellon Strategic Municipal Bond Fund, Inc.	900,937
30,359	BNY Mellon Strategic Municipals, Inc.	218,281
15,444	DTF Tax-Free Income, Inc.	200,618
87,593	DWS Municipal Income Trust	911,843

Number of Shares		Value
	MUNICIPAL BONDS (Continued)
	CLOSED-END MUTUAL FUNDS (Continued)
17,462	Invesco Advantage Municipal Income Trust II	$182,653
17,008	Invesco Municipal Opportunity Trust	194,742
23,118	Invesco Municipal Trust	266,088
11,819	Invesco Trust for Investment Grade Municipals	137,337
8,572	Neuberger Berman Municipal Fund, Inc.	113,836
37,184	Pioneer Municipal High Income Advantage Fund, Inc.	365,519
123,034	Pioneer Municipal High Income Fund, Inc.	1,291,857
108,960	Western Asset Managed Municipals Fund, Inc.	1,266,115
8,866	Western Asset Municipal Partners Fund, Inc.	119,425

	TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $9,139,084)	7,806,657

	OPEN-END MUTUAL FUND — 1.2%
954,258	Vanguard Intermediate-Term Tax-Exempt Fund, Admiral Class	13,197,386

	TOTAL OPEN-END MUTUAL FUND
	(Cost $13,237,568)	13,197,386

	PRIVATE FUNDS[7] — 10.3%
	MacKay Municipal Credit Opportunities Fund, LP* [8]	28,219,036
	MacKay Municipal Opportunities Fund, LP* [9]	89,602,376

	TOTAL PRIVATE FUNDS
	(Cost $94,657,836)	117,821,412

39

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Number of Shares		Value
	SHORT-TERM INVESTMENT — 4.7%
53,431,325	JPMorgan Prime Money Market Fund - Institutional Shares, 0.29%[10]	$53,442,011

	TOTAL SHORT-TERM INVESTMENT
	(Cost $53,445,171)	53,442,011

	TOTAL INVESTMENTS — 96.2%
	(Cost $1,065,685,581)	1,096,393,669
	Other assets less liabilities — 3.8%	43,699,733

	TOTAL NET ASSETS — 100.0%	$1,140,093,402

*	Non-income producing security.

[1]	Variable rate security.

[2]	Floating rate security.

[3]	Alternative Minimum Tax eligible security.

[4]

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

[5]	Security is in default and non-income producing.

[6]	Rounds to less than 0.05%.

[7]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted as to resale.

[8]	The investment was acquired on 3/1/2016. The cost is $19,752,111.

[9]	The investment was acquired on 3/1/2016. The cost is $74,905,725.

[10]	The rate is the annualized seven-day yield at period end.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AGM-CR — Assured Guaranty Municipal Custodial Receipts

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual Assurance Company

LP — Limited Partnership

NATL — National Public Finance Guarantee Corporation

NATL-RE — National Rural Utilities Cooperative Finance Corporation Reinsurance

OBLG — Obligation

PSF — Permanent School Fund Guaranteed

SAW — State Aid Withholding

SIFMA — Securities Industry and Financial Markets Association

See accompanying Notes to Financial Statements.

40

ASPIRIANT DEFENSIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS

As of March 31, 2022

Number of Shares		Value
	OPEN-END MUTUAL FUNDS — 60.9%
	ALTERNATIVE DIVERSIFIERS — 13.3%
7,278,664	BlackRock Event Driven Equity Fund - Institutional Shares	$72,277,132
7,635,559	Eaton Vance Global Macro Absolute Return Advantage Fund - Class R6	75,515,675
2,825,535	GMO Equity Dislocation Investment Fund – Class A* [1]	57,104,064
		204,896,871
	CORE/ALTERNATIVE DIVERSIFIERS — 47.6%
14,682,683	GMO Benchmark-Free Allocation Fund - Class IV	367,213,899
1,041,050	GMO Global Asset Allocation Fund - Class III	33,469,768
16,240,805	JPMorgan Global Allocation Fund - Class R6	330,500,383
		731,184,050
	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $927,357,975)	936,080,921

	EXCHANGE-TRADED FUND — 15.6%
	REAL ASSET — 15.6%
6,526,337	iShares Gold Trust*	240,364,992

	TOTAL EXCHANGE-TRADED FUND
	(Cost $218,493,837)	240,364,992

	PRIVATE FUNDS[2] — 19.0%
	ALTERNATIVE DIVERSIFIERS — 12.9%
	Elliott Associates, LP - Class C* [3]	30,038,746
	Millennium International, Ltd. - Class GG* [4]	40,446,739
	Millennium International, Ltd. - Sub-Class GG-C* [5]	50,472,619
	Water Island Merger Arbitrage Institutional Commingled Fund, LP - Class A* [6]	77,873,422
		198,831,526
	CORE DIVERSIFIER — 6.1%
	All Weather Portfolio Limited* [7]	92,955,895
		92,955,895
	TOTAL PRIVATE FUNDS
	(Cost $241,122,663)	291,787,421

Number of Shares		Value
	SHORT-TERM INVESTMENT — 4.1%
62,615,903	JPMorgan Prime Money Market Fund - Institutional Shares, 0.29%[8]	$62,628,426

	TOTAL SHORT-TERM INVESTMENT
	(Cost $62,622,127)	62,628,426

	TOTAL INVESTMENTS — 99.6%
	(Cost $1,449,596,602)	1,530,861,760
	Other assets less liabilities — 0.4%	5,521,376

	TOTAL NET ASSETS — 100.0%	$1,536,383,136

*	Non-income producing security.

[1]	Domiciled in Ireland.

[2]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted as to resale.

[3]	The investment was acquired on 1/2/2020. The cost is $26,962,800.

[4]	The investment was acquired on 1/4/2021. The cost is $28,404,075.

[5]	The investment was acquired on 10/1/2020. The cost is $44,845,178.

[6]

The investment was acquired on 2/26/2018. The cost is $69,500,708. Moderately liquid investment. For redemption terms, please refer to Note 2, Fair Value Measurements and Disclosures, in the Notes to Financial Statements.

[7]	The investment was acquired on 5/1/2018. The cost is $71,409,902.

[8]	The rate is the annualized seven-day yield at period end.

LP — Limited Partnership

Ltd. — Limited

See accompanying Notes to Financial Statements.

41

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Schedule of Investments

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS — 21.5%
	AUSTRALIA — 0.1%
100,733	Goodman Group - REIT	$1,712,110
1,818	Newcrest Mining Ltd.	36,737
		1,748,847
	AUSTRIA — 0.1%
50,213	Erste Group Bank A.G.	1,831,093

	BELGIUM — 0.1%
4,782	Colruyt S.A.	197,948
11,339	UCB S.A.	1,356,110
		1,554,058
	BERMUDA — 0.2%
34,077	Arch Capital Group Ltd.*	1,650,008
2,589	Everest Re Group Ltd.	780,273
106,265	Hongkong Land Holdings Ltd.	519,200
7,321	RenaissanceRe Holdings Ltd.	1,160,452
		4,109,933
	BRAZIL — 0.0%[1]
46,121	Telefonica Brasil S.A. - ADR[2]	518,861

	CANADA — 0.5%
4,984	Agnico Eagle Mines Ltd.[2]	305,220
10,151	Bank of Nova Scotia	728,030
36,342	Brookfield Asset Management, Inc. - Class A	2,054,676
21,616	Franco-Nevada Corp.	3,448,184
18,738	Royal Bank of Canada	2,063,031
4,459	Toronto-Dominion Bank	354,134
		8,953,275
	CAYMAN ISLANDS — 0.2%
114,423	ENN Energy Holdings Ltd.	1,709,014
164,500	Kingboard Holdings Ltd.	793,407
		2,502,421
	CHILE — 0.0%[1]
42,388	Enel Americas S.A. - ADR[2]	253,056

	CHINA — 0.3%
29,831	China Construction Bank Corp. - ADR	442,990
175,500	China Merchants Bank Co., Ltd. - Class H	1,366,167
881,000	China Shenhua Energy Co., Ltd.	2,804,399

Number of Shares		Value
	COMMON STOCKS (Continued)
	CHINA (Continued)
1,506,000	Industrial & Commercial Bank of China Ltd. - Class H	$923,257
43,200	Legend Holdings Corp. - Class H3	53,977
		5,590,790
	CURACAO — 0.1%
43,093	Schlumberger Ltd.	1,780,172

	DENMARK — 0.5%
9,221	Coloplast A/S - Class B	1,396,414
5,130	Demant A/S*	232,158
9,020	DSV PANALPINA A/S	1,728,734
35,408	Novo Nordisk A/S - ADR	3,932,058
1,949	Novozymes A/S	133,632
7,059	Pandora A/S	672,471
		8,095,467
	FRANCE — 0.6%
8,120	Capgemini S.E.	1,801,853
18,103	Cie Generale des Etablissements Michelin	2,453,239
605	Hermes International	856,285
4,598	L’Oreal S.A.	1,836,650
255	Pernod Ricard S.A.	56,026
28,279	Publicis Groupe S.A.	1,716,356
11,055	Schneider Electric S.E.	1,856,028
		10,576,437
	GERMANY — 0.2%
4,820	Muenchener Rueckversicherungs-Gesellschaft A.G.	1,288,577
16,904	Siemens A.G.	2,340,652
		3,629,229
	GUERNSEY — 0.2%
44,301	Amdocs Ltd.	3,641,985

	HONG KONG — 0.2%
382,000	China Merchants Port Holdings Co., Ltd.	687,976
142,000	Henderson Land Development Co., Ltd.	589,445
339,000	HKT Trust and HKT Ltd.[4]	464,822
64,500	Power Assets Holdings Ltd.	420,350
25,000	Sun Hung Kai Properties Ltd.	297,437
		2,460,030

42

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDIA — 0.3%
16,368	Dr Reddy’s Laboratories Ltd. - ADR	$912,189
162,145	Infosys Ltd. - ADR[2]	4,035,789
		4,947,978
	IRELAND — 0.7%
12,999	Accenture PLC - Class A	4,383,653
8,954	Aon PLC - Class A	2,915,691
6,900	ICON PLC*	1,678,218
34,143	Johnson Controls International PLC	2,238,757
763	Linde PLC	243,725
		11,460,044
	ISRAEL — 0.1%
2,131	Elbit Systems Ltd.[2]	469,779
8,283	Nice Ltd. - ADR* [2]	1,813,977
		2,283,756
	ITALY — 0.1%
28,198	Moncler S.p.A.	1,564,479

	JAPAN — 1.1%
1,400	Bandai Namco Holdings, Inc.	106,161
18,500	Bridgestone Corp.	718,092
14,700	Denso Corp.	937,862
15,871	FUJIFILM Holdings Corp.	968,765
1,700	Hamamatsu Photonics KK	90,292
1,900	Hirose Electric Co., Ltd.	275,414
10,000	Itochu Corp.	338,260
2,800	Itochu Techno-Solutions Corp.	71,524
23,408	Japan Post Bank Co., Ltd.	187,985
91,787	KDDI Corp.	3,009,388
200	Keyence Corp.	92,740
3,800	Lawson, Inc.	145,464
5,000	Makita Corp.	159,983
14,878	Mitsubishi UFJ Financial Group, Inc.	91,963
53,680	Mizuho Financial Group, Inc.	684,708
138,000	Nippon Steel Corp.	2,434,962
74,000	Nippon Telegraph & Telephone Corp.	2,149,989
66,948	Nippon Telegraph & Telephone Corp. - ADR[2]	1,948,856
5,800	Nissin Foods Holdings Co., Ltd.	406,668
1,700	Nomura Research Institute Ltd.	55,466
40,000	Sekisui House Ltd.	773,727
500	Shimano, Inc.	114,504

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
34	Shin-Etsu Chemical Co., Ltd.	$5,166
44,000	Shizuoka Bank Ltd.	308,814
23,700	Sumitomo Mitsui Financial Group, Inc.	748,645
35,030	Toyota Motor Corp.	631,871
14,500	Trend Micro, Inc.	846,773
5,700	Tsuruha Holdings, Inc.	361,940
23,574	Welcia Holdings Co., Ltd.	580,043
		19,246,025
	JERSEY — 0.1%
131,435	WPP PLC	1,720,234

	LUXEMBOURG — 0.1%
238,668	B&M European Value Retail S.A.	1,669,794

	NETHERLANDS — 0.5%
17,237	Airbus S.E.*	2,079,963
1,186	Ferrari N.V.	258,655
111,896	Koninklijke Ahold Delhaize N.V.	3,599,192
14,012	Koninklijke Ahold Delhaize N.V. - ADR	451,326
16,697	Wolters Kluwer N.V.	1,780,008
		8,169,144
	NEW ZEALAND — 0.0%[1]
174,948	Spark New Zealand Ltd.	553,645

	NORWAY — 0.0%[1]
3,840	Yara International A.S.A.	192,033

	PHILIPPINES — 0.0%[1]
5,236	PLDT, Inc. - ADR	183,993

	SINGAPORE — 0.2%
12,622	DBS Group Holdings Ltd.	330,724
6,072	DBS Group Holdings Ltd. - ADR	633,067
76,000	United Overseas Bank Ltd.	1,778,248
		2,742,039
	SOUTH KOREA — 0.1%
11,178	POSCO - ADR[2]	662,520
4,334	Woori Financial Group, Inc. - ADR	163,219
		825,739

43

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWEDEN — 0.0%[1]
5,731	Industrivarden A.B. - A Shares	$162,536
4,787	L E Lundbergforetagen A.B. - B Shares	242,952
		405,488
	SWITZERLAND — 1.1%
880	Alcon, Inc.[2]	69,810
16	Chocoladefabriken Lindt & Spruengli A.G.	190,431
1,365	EMS-Chemie Holding A.G.	1,326,513
6,065	Garmin Ltd.	719,370
884	Kuehne + Nagel International A.G.	250,993
19,955	Nestle S.A.	2,594,523
7,504	Nestle S.A. - ADR	976,271
24,309	Novartis A.G.	2,134,125
4,401	Novartis A.G. - ADR	386,188
194	Partners Group Holding A.G.	240,211
7,618	Roche Holding A.G.	3,014,152
14,816	Roche Holding A.G. - ADR	732,059
6,279	Sonova Holding A.G.	2,622,979
2,911	Swisscom A.G.[2]	1,748,947
96,664	UBS Group A.G.	1,888,941
227	Zurich Insurance Group A.G.	112,115
2,010	Zurich Insurance Group A.G. - ADR	98,932
		19,106,560
	TAIWAN — 0.8%
93,242	Chunghwa Telecom Co., Ltd. - ADR[2]	4,144,607
51,000	MediaTek, Inc.	1,587,147
12,000	Taiwan Semiconductor Manufacturing Co., Ltd.	246,162
76,260	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	7,950,868
66,650	United Microelectronics Corp. - ADR[2]	607,848
		14,536,632
	UNITED KINGDOM — 0.5%
60,937	Anglo American PLC	3,166,432
20,578	AstraZeneca PLC	2,728,911
1	AstraZeneca PLC - ADR	66
60,116	British American Tobacco PLC	2,524,705
5,848	Burberry Group PLC	127,660
51,795	J Sainsbury PLC	171,431
5,302	RELX PLC	164,986
		8,884,191

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES — 12.5%
1,533	Adobe, Inc.*	$698,465
7,272	Adtalem Global Education, Inc.* [2]	216,051
12,168	Aflac, Inc.	783,498
796	Allstate Corp.	110,254
2,379	Alphabet, Inc. - Class A*	6,616,832
2,574	Alphabet, Inc. - Class C*	7,189,156
2,316	Amazon.com, Inc.*	7,550,044
540	AMERCO[2]	322,348
7,842	American Electric Power Co., Inc.	782,396
12,970	American Express Co.	2,425,390
2,948	American National Group, Inc.	557,437
11,822	Analog Devices, Inc.	1,952,758
13,861	Anthem, Inc.	6,808,800
78,283	Apple, Inc.	13,668,995
36,239	Ares Management Corp. - Class A	2,943,694
417	Atmos Energy Corp.[2]	49,827
18,892	Avangrid, Inc.[2]	883,012
6,902	Baxter International, Inc.	535,181
711	Becton, Dickinson and Co.	189,126
3,404	Berkshire Hathaway, Inc.*	1,201,306
1,736	Bio-Rad Laboratories, Inc. - Class A*	977,767
15,685	Blackstone Group, Inc. - Class A	1,991,054
66,233	Brixmor Property Group, Inc. - REIT	1,709,474
21,644	Builders FirstSource, Inc.*	1,396,904
9,682	Cadence Bank	283,295
17,662	CBRE Group, Inc. - Class A* [2]	1,616,426
10,450	CDW Corp.	1,869,401
47,156	Cerner Corp.	4,411,915
37,146	Charles Schwab Corp.	3,131,779
2,871	Chemed Corp.	1,454,305
5,174	Church & Dwight Co., Inc.	514,192
56,026	Ciena Corp.*	3,396,856
72,988	Cisco Systems, Inc.	4,069,811
5,859	CNX Resources Corp.*	121,398
2,337	Coca-Cola Co.	144,894
22,420	Cognizant Technology Solutions Corp. - Class A	2,010,401
3,107	Consolidated Edison, Inc.	294,171
3,127	Constellation Energy Corp.	175,894
2,941	Corteva, Inc.	169,049
4,979	Costco Wholesale Corp.	2,867,157

44

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
8,095	Danaher Corp.	$2,374,506
24,020	Dolby Laboratories, Inc. - Class A	1,878,844
883	DT Midstream, Inc.[2]	47,912
1,766	DTE Energy Co.	233,483
2,136	Duke Energy Corp.	238,506
20,091	Eli Lilly & Co.	5,753,460
9,381	Exelon Corp.	446,817
4,786	Expeditors International of Washington, Inc.	493,724
5,145	First Financial Bankshares, Inc.[2]	226,997
2,407	First Financial Corp.	104,175
22,256	Flowers Foods, Inc.	572,202
7,350	Gartner, Inc.*	2,186,331
1,395	Hanover Insurance Group, Inc.	208,580
7,975	HCA Healthcare, Inc.	1,998,695
2,212	Home Depot, Inc.	662,118
65,497	Hormel Foods Corp.	3,375,715
6,595	Humana, Inc.	2,869,946
76,191	Intel Corp.	3,776,026
327	Intuit, Inc.	157,235
21,650	JM Smucker Co.	2,931,627
24,815	Johnson & Johnson	4,397,962
5,122	Juniper Networks, Inc.	190,334
11,342	Knight-Swift Transportation Holdings, Inc.	572,317
16,071	Kroger Co.	921,993
6,649	L3Harris Technologies, Inc.	1,652,077
6,463	Lancaster Colony Corp.	963,956
9,155	Lowe’s Cos., Inc.	1,851,049
15,674	LPL Financial Holdings, Inc.	2,863,326
6,853	Mastercard, Inc. - Class A	2,449,125
842	McCormick & Co., Inc.	84,032
7,071	McDonald’s Corp.	1,748,517
8,947	Merck & Co., Inc.	734,101
9,673	Meta Platforms, Inc. - Class A*	2,150,888
49,473	Microsoft Corp.	15,253,021
375	Monster Beverage Corp.*	29,963
1,078	Morningstar, Inc.	294,477
2,858	Motorola Solutions, Inc.	692,208
20,610	NetApp, Inc.	1,710,630
345	Netflix, Inc.*	129,234
20,836	Newmont Corp.	1,655,420

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
844	NextEra Energy, Inc.	$71,495
1,378	NIKE, Inc. - Class B	185,424
3,604	NVIDIA Corp.	983,387
38	NVR, Inc.*	169,756
1,256	Old Dominion Freight Line, Inc.	375,142
19,224	Omnicom Group, Inc.	1,631,733
318	ONE Gas, Inc.	28,060
4,001	Palo Alto Networks, Inc.* [2]	2,490,663
6,841	PepsiCo, Inc.	1,145,047
106,356	Pfizer, Inc.	5,506,050
20,704	Philip Morris International, Inc.	1,944,934
11,943	Procter & Gamble Co.	1,824,890
26,347	Progressive Corp.	3,003,295
28,827	Public Service Enterprise Group, Inc.	2,017,890
1,306	Public Storage - REIT	509,706
15,847	Raymond James Financial, Inc.	1,741,744
10,706	Republic Services, Inc.	1,418,545
2,143	ResMed, Inc.	519,699
3,545	Royal Gold, Inc.	500,838
8,402	S&P Global, Inc.	3,446,332
1,024	salesforce.com, Inc.*	217,416
56,993	Schneider National, Inc. - Class B2	1,453,322
509	Snowflake, Inc. - Class A*	116,627
5,344	Stryker Corp.	1,428,718
7,363	Synopsys, Inc.*	2,453,867
3,226	Target Corp.	684,622
1,641	Tesla, Inc.*	1,768,342
1,869	Texas Instruments, Inc.	342,924
10,664	TJX Cos., Inc.	646,025
11,510	Tootsie Roll Industries, Inc.[2]	402,390
3,505	Tradeweb Markets, Inc. - Class A	307,984
31,419	Trustmark Corp.	954,823
940	Tyler Technologies, Inc.*	418,197
4,561	Ulta Beauty, Inc.*	1,816,281
6,995	UnitedHealth Group, Inc.	3,567,240
8,566	Vertex Pharmaceuticals, Inc.*	2,235,469
4,836	Visa, Inc. - Class A2	1,072,480
33,377	Walmart, Inc.	4,970,503
1,237	Watsco, Inc.	376,840
2,132	WEC Energy Group, Inc.	212,795
13,903	Wells Fargo & Co.	673,739

45

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
34,736	Werner Enterprises, Inc.	$1,424,176
		216,031,652
	TOTAL COMMON STOCKS
	(Cost $257,574,160)	371,769,080

	EXCHANGE-TRADED FUND — 9.5%
1,569,951	iShares Edge MSCI Min Vol Global ETF[2]	164,562,264

	TOTAL EXCHANGE-TRADED FUND
	(Cost $132,405,270)	164,562,264

	OPEN-END MUTUAL FUNDS — 52.0%
3,074,835	AQR Large Cap Defensive Style Fund - Class R6	92,245,056
3,720,228	Baillie Gifford Emerging Markets Equities Fund - Class K	78,906,029
4,879,608	GMO Emerging Markets Fund - Class VI	132,969,325
4,024,377	GMO Equity Dislocation Investment Fund - Class A* [5]	81,332,650
18,080,183	GMO Quality Fund - Class VI6 7	514,742,816

	TOTAL OPEN-END MUTUAL FUNDS
	(Cost $794,991,364)	900,195,876

	PREFERRED STOCK — 0.0%[1]
	GERMANY — 0.0%[1]
1,239	Porsche Automobil Holding S.E.	119,185

	TOTAL PREFERRED STOCK
	(Cost $56,592)	119,185

	PRIVATE FUNDS[8] — 11.8%
	Bridgewater All Weather China, Ltd.[9]	69,910,097
	RIEF Strategic Partners Fund LLC[10]	134,427,234

	TOTAL PRIVATE FUNDS
	(Cost $186,362,244)	204,337,331

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 3.5%
	COLLATERAL INVESTMENTS FOR SECURITIES ON LOAN — 0.3%
	Collateral Investments[11]	$4,037,872

	MONEY MARKET FUNDS — 3.2%
55,677,045	JPMorgan Prime Money Market Fund - Institutional Shares, 0.29%[12]	55,688,180

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $59,707,116)	59,726,052

	TOTAL INVESTMENTS — 98.3%
	(Cost $1,431,096,746)	1,700,709,788
	Other assets less liabilities — 1.7%	29,286,685

	TOTAL NET ASSETS — 100.0%	$1,729,996,473

*	Non-income producing security.

[1]	Rounds to less than 0.05%.

[2]	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers. At period end, the aggregate market value of these securities was $17,998,416.

[3]

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

[4]	Comprised of securities in separate entities or units of stapled securities that must be traded together.

[5]	Domiciled in Ireland.

[6]

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

[7]	Global equity fund.

[8]	The Private Funds are generally offered in private placement transactions and as such are often illiquid and generally restricted as to resale.

[9]	The investment was acquired on 3/1/2021. The cost is $64,000,000.

46

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

As of March 31, 2022

[10]	The investment was acquired on 7/1/2018. The cost is $122,362,244.

[11]	Please refer to Note 2, Securities Lending, in the Notes to Financial Statements.

[12]	The rate is the annualized seven-day yield at period end.

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

LLC – Limited Liability Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

47

ASPIRIANT TRUST

Statements of Assets and Liabilities

As of March 31, 2022

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Equity Allocation Fund
ASSETS:
Investments, at value (cost $218,410,698, $1,065,685,581, $1,449,596,602 and $1,431,096,746, respectively)	$205,660,053	$1,096,393,669	$1,530,861,760	$1,700,709,788
Cash	—	1,000,000	248,093	313,642
Foreign currency, at value (cost $0, $0, $0 and $73,069, respectively)	—	—	—	45,703
Receivables:
Investments sold	—	38,000,000	5,047,708	32,000,000
Fund shares sold	100,970	768,675	549,895	324,970
Dividends and interest	718	12,104,362	8,864	1,130,698
Other receivables	—	—	—	34,868
Other prepaid expenses	30,289	21,292	51,253	25,283
Total assets	205,792,030	1,148,287,998	1,536,767,573	1,734,584,952

LIABILITIES:
Payables:
Investments purchased	—	7,649,548	—	—
Securities lending collateral	—	—	—	4,037,872
Fund shares redeemed	190,051	140,030	77,530	38,590
Due to Adviser	14,033	207,653	129,774	228,894
Accrued Trustees’ fees	13,719	13,719	13,719	13,719
Accrued fund administration fees	7,646	43,116	56,352	63,295
Accrued transfer agent fees and expenses	5,930	5,953	6,211	6,251
Accrued administrative servicing fees	5,258	29,279	12,814	57,347
Accrued fund accounting fees	3,416	53,840	52,702	68,327
Accrued custody fees	1,316	5,137	3,560	13,546
Accrued Chief Compliance Officer fees	1,250	1,250	1,250	1,250
Accrued other expenses	29,705	45,071	30,525	59,388
Total liabilities	272,324	8,194,596	384,437	4,588,479

NET ASSETS	$205,519,706	$1,140,093,402	$1,536,383,136	$1,729,996,473

NET ASSETS CONSIST OF:
Paid-in capital (unlimited shares authorized, no par value)	$217,775,496	$1,149,069,480	$1,510,996,780	$1,419,665,817
Total distributable earnings (losses)	(12,255,790)	(8,976,078)	25,386,356	310,330,656
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$205,519,706	$1,140,093,402	$1,536,383,136	$1,729,996,473

SHARES ISSUED AND OUTSTANDING	22,178,493	116,812,476	145,659,508	118,659,314	^
NET ASSET VALUE PER SHARE	$9.27	$9.76	$10.55	$14.58	^

^	Advisor Shares

See accompanying Notes to Financial Statements.

48

ASPIRIANT TRUST

Statements of Operations

For the Year Ended March 31, 2022

	Risk-Managed Taxable Bond Fund	Risk-Managed Municipal Bond Fund	Defensive Allocation Fund	Risk-Managed Equity Allocation Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $0, $0, $0 and $469,903, respectively)	$5,955,348	$666,462	$22,858,219	$25,610,076
Interest	2,989	31,076,099	56,742	54,926
Securities lending income	—	—	—	82,231
Total investment income	5,958,337	31,742,561	22,914,961	25,747,233

EXPENSES:
Advisory fees	532,018	3,246,002	1,536,081	4,254,394
Administrative services fees	212,806	1,202,205	1,536,081	1,772,659
Fund accounting fees	63,925	363,762	309,104	421,116
Trustees’ fees and expenses	62,000	62,000	62,000	62,000
Fund administration fees	48,048	271,517	346,691	400,086
Legal fees	38,154	39,638	33,084	46,209
Transfer agent fees and expenses	35,577	35,656	37,223	37,510
Registration fees	26,386	31,250	38,558	40,882
Audit and tax fees	31,529	54,200	32,115	70,558
Chief Compliance Officer fees	15,000	15,000	15,000	15,000
Insurance fees	14,360	14,360	14,360	14,360
Regulatory services	10,300	13,300	10,300	11,400
Custody fees	7,140	29,488	20,019	78,707
Shareholder reporting fees	4,972	5,473	7,552	8,215
Other expenses	9,853	12,346	12,038	23,842
Total expenses	1,112,068	5,396,197	4,010,206	7,256,938
Less: Advisory fees waived	(361,770)	(721,314)	—	(1,417,982)
Less: Administrative services fees waived	(148,965)	(841,548)	(1,382,512)	(1,063,582)
Net expenses	601,333	3,833,335	2,627,694	4,775,374
Net investment income	5,357,004	27,909,226	20,287,267	20,971,859

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(272,643)	4,166,769	24,151,668	14,133,137
Foreign currency translations	—	—	—	(137,431)
Capital gain distributions	494,057	19,592	27,650,956	25,849,776
Total net realized gain	221,414	4,186,361	51,802,624	39,845,482
Net change in unrealized appreciation (depreciation) on:
Investments	(13,618,760)	(65,816,057)	(39,832,173)	7,707,942
Foreign currency translations	—	—	—	(8,193)
Total net change in unrealized appreciation (depreciation)	(13,618,760)	(65,816,057)	(39,832,173)	7,699,749
Net realized and unrealized gain (loss)	(13,397,346)	(61,629,696)	11,970,451	47,545,231
Net Increase (Decrease) in Net Assets from Operations	$(8,040,342)	$(33,720,470)	$32,257,718	$68,517,090

See accompanying Notes to Financial Statements.

49

ASPIRIANT TRUST

Statements of Changes in Net Assets

	Risk-Managed Taxable Bond Fund		Risk-Managed Municipal Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
CHANGES IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$5,357,004	$6,293,475	$27,909,226	$33,556,811
Net realized gain on investments	221,414	9,612,814	4,186,361	20,883,973
Net change in unrealized appreciation (depreciation) on investments	(13,618,760)	(1,908,829)	(65,816,057)	42,852,596
Change in net assets resulting from operations	(8,040,342)	13,997,460	(33,720,470)	97,293,380

DISTRIBUTIONS TO SHAREHOLDERS:
Change in net assets resulting from distributions to shareholders	(9,162,414)	(12,279,710)	(47,726,167)	(46,555,374)

CAPITAL SHARE TRANSACTIONS:
Shares sold	45,883,783	64,384,129	207,867,955	165,650,016
Shares issued for reinvestment of distributions	8,614,057	11,394,860	45,845,037	44,977,690
Shares redeemed	(45,324,352)	(140,692,021)	(203,377,871)	(580,871,821)
Change in net assets resulting from capital stock transactions	9,173,488	(64,913,032)	50,335,121	(370,244,115)

Change in net assets	$(8,029,268)	$(63,195,282)	$(31,111,516)	$(319,506,109)

NET ASSETS:
Beginning of year	213,548,974	276,744,256	1,171,204,918	1,490,711,027
End of year	$205,519,706	$213,548,974	$1,140,093,402	$1,171,204,918

TRANSACTIONS IN SHARES:
Shares sold	4,613,028	6,182,109	19,863,338	16,097,863
Shares issued for reinvestment of distributions	874,914	1,099,460	4,444,489	4,333,526
Shares redeemed	(4,542,950)	(13,369,599)	(19,507,477)	(55,852,517)
Change in shares outstanding	944,992	(6,088,030)	4,800,350	(35,421,128)

See accompanying Notes to Financial Statements.

50

ASPIRIANT TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Defensive Allocation Fund		Risk-Managed Equity Allocation Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
CHANGES IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$20,287,267	$18,517,124	$20,971,859	$18,352,623
Net realized gain on investments and foreign currency	51,802,624	1,816,998	39,845,482	28,101,621
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(39,832,173)	203,666,111	7,699,749	288,475,697
Change in net assets resulting from operations	32,257,718	224,000,233	68,517,090	334,929,941

DISTRIBUTIONS TO SHAREHOLDERS:
Change in net assets resulting from distributions to shareholders	(75,177,928)	(31,640,932)	(44,777,500)	(24,948,283)

RETURN OF CAPITAL TO SHAREHOLDERS
Change in net assets resulting from return of capital	(338,217)	—	—	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	340,832,806	279,246,834	204,504,235	444,644,622
Shares issued for reinvestment of distributions	71,404,357	29,917,024	41,614,717	23,222,461
Shares redeemed	(277,523,441)	(273,802,913)	(168,179,027)	(197,373,488)
Change in net assets resulting from capital stock transactions	134,713,722	35,360,945	77,939,925	270,493,595

Change in net assets	$91,455,295	$227,720,246	$101,679,515	$580,475,253

NET ASSETS:
Beginning of year	1,444,927,841	1,217,207,595	1,628,316,958	1,047,841,705
End of year	$1,536,383,136	$1,444,927,841	$1,729,996,473	$1,628,316,958

TRANSACTIONS IN SHARES^:
Shares sold	31,284,476	26,933,514	13,511,793	34,402,646
Shares issued for reinvestment of distributions	6,679,547	2,764,974	2,671,034	1,676,712
Shares redeemed	(25,227,304)	(26,598,779)	(11,012,680)	(15,310,852)
Change in shares outstanding	12,736,719	3,099,709	5,170,147	20,768,506

^	Represents Advisor Shares transactions for Aspiriant Risk-Managed Equity Allocation Fund.

See accompanying Notes to Financial Statements.

51

ASPIRIANT RISK-MANAGED TAXABLE BOND FUND

Financial Highlights

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Period Ended February 28, 2019[2]
Net asset value, beginning of period	$10.06	$10.13	$10.53	$9.99	$10.00

Income from Investment Operations:
Net investment income	0.25	0.26	0.03	0.33	0.26
Net realized and unrealized gain (loss) on investments	(0.61)	0.21	(0.35)	0.56	(0.05)
Total from investment operations	(0.36)	0.47	(0.32)	0.89	0.21

Less Distributions:
From net investment income	(0.22)	(0.47)	(0.08)	(0.35)	(0.22)
From net realized gain	(0.21)	(0.07)	—	—	—
Total distributions	(0.43)	(0.54)	(0.08)	(0.35)	(0.22)

Net assets value, end of period	$9.27	$10.06	$10.13	$10.53	$9.99

Total return	(3.76)%	4.58%	(3.06)%[3]	9.02%	2.16%[3]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$205,520	$213,549	$276,744	$300,398	$206,356
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.52%	0.50%	0.58%[4]	0.51%	0.60%[4]
Expense waiver	(0.24)%	(0.24)%	(0.24)%[4]	(0.24)%	(0.24)%[4]
Total expenses after expense waiver	0.28%	0.26%	0.34%[4]	0.27%	0.36%[4]
Net investment income	2.52%	2.35%	2.87%[4]	3.33%	3.46%[4]
Portfolio turnover rate	24%	20%	5%[3]	4%	0%[3]

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Commenced operations as of the close of business on March 29, 2018.

[3]	Not annualized.

[4]	Annualized.

See accompanying Notes to Financial Statements.

52

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018
Net asset value, beginning of period	$10.46	$10.11	$10.68	$10.07	$10.03	$10.00

Income from Investment Operations:
Net investment income	0.26	0.20	0.02	0.27	0.30	0.28
Net realized and unrealized gain (loss) on investments	(0.55)	0.51	(0.50)	0.70	0.06	0.05
Total from investment operations	(0.29)	0.71	(0.48)	0.97	0.36	0.33

Less Distributions:
From net investment income	(0.35)	(0.36)	(0.09)	(0.36)	(0.32)	(0.30)
From net realized gain	(0.06)	—	—	—	—	(0.00)[2]
Total distributions	(0.41)	(0.36)	(0.09)	(0.36)	(0.32)	(0.30)

Net assets value, end of period	$9.76	$10.46	$10.11	$10.68	$10.07	$10.03

Total return	(2.87)%	7.10%	(4.55)%[3]	9.79%	3.71%	3.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,140,093	$1,171,205	$1,490,711	$1,626,461	$1,429,178	$1,250,837
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.45%	0.45%	0.47%[4]	0.45%	0.46%	0.46%
Expense waiver	(0.13)%	(0.13)%	(0.13)%[4]	(0.13)%	(0.12)%	(0.11)%
Total expenses after expense waiver	0.32%	0.32%	0.34%[4]	0.32%	0.34%	0.35%
Net investment income	2.32%	2.40%	2.37%[4]	2.55%	2.96%	2.80%
Portfolio turnover rate	11%	16%	6%[3]	24%	16%	28%

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Rounds to less than 0.005.

[3]	Not annualized.

[4]	Annualized.

See accompanying Notes to Financial Statements.

53

ASPIRIANT DEFENSIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018
Net asset value, beginning of period	$10.87	$9.38	$10.23	$10.24	$10.82	$10.29

Income from Investment Operations:
Net investment income	0.21	0.15	0.00 [2]	0.22	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.04	1.59	(0.85)	0.17	(0.39)	0.61
Total from investment operations	0.25	1.74	(0.85)	0.39	(0.18)	0.76

Less Distributions:
From net investment income	(0.57)	(0.25)	—	(0.40)	(0.22)	(0.16)
From net realized gain	—	—	—	—	(0.18)	(0.07)
From return of capital	(0.00)[2]	—	—	—	—	—
Total distributions	(0.57)	(0.25)	—	(0.40)	(0.40)	(0.23)

Net assets value, end of period	$10.55	$10.87	$9.38	$10.23	$10.24	$10.82

Total return	2.27%	18.52%	(8.31)%[3]	3.69%	(1.46)%	7.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,536,383	$1,444,928	$1,217,208	$1,344,079	$1,239,786	$1,123,832
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.26%	0.27%	0.29%[4]	0.27%	0.28%	0.30%
Expense waiver	(0.09)%	(0.09)%	(0.09)%[4]	(0.09)%	(0.09)%	(0.08)%
Total expenses after expense waiver	0.17%	0.18%	0.20%[4]	0.18%	0.19%	0.22%
Net investment income	1.32%	1.36%	0.69%[4]	2.13%	1.88%	1.63%
Portfolio turnover rate	20%	4%	3%[3]	10%	29%	37%

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Rounds to less than 0.005.

[3]	Not annualized.

[4]	Annualized.

See accompanying Notes to Financial Statements.

54

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended March 31, 2022	Year Ended March 31, 2021	One Month Period Ended March 31, 2020[1]	Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018
Net asset value, beginning of period	$14.35	$11.30	$12.58	$13.02	$13.27	$11.77

Income from Investment Operations:
Net investment income	0.18	0.17	0.01	0.25	0.26	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	3.11	(1.29)	(0.05)	0.08	1.61
Total from investment operations	0.62	3.28	(1.28)	0.20	0.34	1.86

Less Distributions:
From net investment income	(0.37)	(0.10)	—	(0.30)	(0.26)	(0.29)
From net realized gain	(0.02)	(0.13)	—	(0.34)	(0.33)	(0.07)
Total distributions	(0.39)	(0.23)	—	(0.64)	(0.59)	(0.36)

Net assets value, end of period	$14.58	$14.35	$11.30	$12.58	$13.02	$13.27

Total return	4.10%	29.08%	(10.17)%[2]	1.17%	2.83%	15.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,729,996	$1,628,317	$1,047,842	$1,147,049	$1,136,369	$1,039,849
Ratios (as a percentage of average daily net assets):
Total expenses before expense waiver	0.41%	0.42%	0.48%[3]	0.42%	0.44%	0.44%
Expense waiver	(0.14)%	(0.14)%	(0.14)%[3]	(0.13)%	(0.14)%	(0.16)%
Total expenses after expense waiver	0.27%	0.28%	0.34%[3]	0.29%	0.30%	0.28%
Net investment income	1.18%	1.34%	1.38%[3]	1.87%	1.90%	2.05%
Portfolio turnover rate	24%	47%	3%[2]	28%	79%	38%

[1]	Effective March 1, 2020, the fiscal year end changed from February 28 to March 31.

[2]	Not annualized.

[3]	Annualized.

See accompanying Notes to Financial Statements.

55

ASPIRIANT TRUST

Notes to Financial Statements

March 31, 2022

1.	ORGANIZATION

Aspiriant Trust, which was organized on November 22, 2011, is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company (the “Trust”). The Trust currently consists of the following four diversified portfolios: Aspiriant Risk-Managed Taxable Bond Fund (the “Taxable Bond Fund”), which commenced operations on March 29, 2018, Aspiriant Risk-Managed Municipal Bond Fund (the “Municipal Bond Fund”), which commenced operations on July 1, 2015, Aspiriant Defensive Allocation Fund (the “Defensive Allocation Fund”), which commenced operations on December 14, 2015, and Aspiriant Risk-Managed Equity Allocation Fund (the “Equity Allocation Fund”, together with the Taxable Bond Fund, the Municipal Bond Fund, and the Defensive Allocation Fund, each individually referred to as a “Fund” or collectively, the “Funds”), which commenced operations on April 4, 2013. The Taxable Bond Fund, the Municipal Bond Fund, and the Defensive Allocation Fund have each established, offered and issued only one class of shares. The Equity Allocation Fund has established two classes of shares: Advisor Shares and Institutional Shares. Only Advisor Shares have been offered and issued to date. The Funds’ investment objectives are as follows:

The Taxable Bond Fund – The investment objective of the Taxable Bond Fund is to maximize long-term total return. The Fund invests primarily in Underlying Funds and may, to a limited extent, invest in separately managed accounts (“SMAs”). To achieve its investment objective, under normal market conditions, the Fund invests through underlying funds (“Underlying Funds”) and SMAs at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds and other fixed income securities. The Fund intends to allocate its assets to Underlying Funds and SMAs that primarily invest in various types of bonds and other securities, typically government and agency bonds, corporate bonds, notes, mortgage-related and asset-backed securities, collateralized debt obligations, zero coupon bonds, bank loans, money market instruments, repurchase agreements, swaps, futures, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating. The Underlying Funds and SMAs may invest in the U.S. and abroad, including international and emerging markets, and may purchase securities of any credit rating and varying maturities issued by domestic and foreign corporations, entities and governments.

The Municipal Bond Fund - The investment objective of the Municipal Bond Fund is to seek total return on investment through income exempt from regular federal income taxes and through capital appreciation. Under normal circumstances, the Municipal Bond Fund seeks to achieve its investment goal by investing at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax. These municipal securities include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities, and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), which may include a focus on the California municipal securities market. The Municipal Bond Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax. The Municipal Bond Fund may invest in bonds of any maturity and duration. The Municipal Bond Fund may invest in securities of other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”) and private funds that invest primarily in securities of the types in which the Municipal Bond Fund may invest directly.

The Defensive Allocation Fund – The investment objective of the Defensive Allocation Fund is to achieve long-term investment returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. Under normal circumstances, the Defensive Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds and may, to a limited extent, invest in SMAs, which are private portfolios of securities for individual accounts. The

56

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

1.	ORGANIZATION (Continued)

Fund seeks to provide a return that has lower volatility than traditional asset classes (i.e., public equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures, including investments that focus on a specialized asset class (i.e., long-short strategies).

The Defensive Allocation Fund’s exposures may include global equities, global fixed income, market neutral, global macro, managed futures, relative value, long/short equity, long/short debt, merger arbitrage, convertible arbitrage, security arbitrage, managed futures, derivatives and other non-traditional strategies.

The Equity Allocation Fund - The investment objective of the Equity Allocation Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. Under normal circumstances, the Equity Allocation Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The types of equity securities the Fund will invest in include common stock, preferred stock, and depositary receipts. The Fund also may invest in securities that provide exposure to equity securities (i.e. rights, warrants, and investment company shares). The Fund will hold a broad and diverse group of equity securities of companies in countries with developed and emerging markets. The Fund may invest in companies of any market capitalization. The adviser and sub-advisers generally will consider selling securities when other securities are identified that may result in a better opportunity.

Aspiriant, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Board of Trustees (“Trustees”) of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(a)	Securities Valuations

Securities are valued at market value as of the regularly scheduled close of trading (generally 4:00 p.m. Eastern time) on each business day when the New York Stock Exchange (“NYSE”) is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter (“OTC”) market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities including listed issues, are valued by using an evaluated mean price furnished by an independent pricing service, which may use matrix and valuation models as necessary to formulate its prices.

57

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(a)	Securities Valuations (Continued)

In the case of certain foreign securities, the local exchange close occurs at various times before the close of the NYSE. Therefore, foreign securities traded in countries outside the U.S. are fair valued by utilizing the fair value factors provided by an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local close prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets in determining fair value as of the time each Fund calculates its net asset value (“NAV”). Foreign currency exchange rates are generally determined at the close of the NYSE.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

The investments in private funds, that are not publicly traded, such as limited partnerships, limited liability companies and exempted companies, are typically valued using each Fund’s percentage share of the NAV of the respective private fund, as reported by the private funds’ managers and their agents, when the NAV is calculated in a manner consistent with measurement principles in FASB ASC Topic 946 for investment companies. Such values are calculated according to the valuation policies of the particular private fund. Investments in private funds are subject to the terms of the private funds’ offering documents. Valuations of the private funds may be subject to estimates and are net of management, performance incentive fees or allocations payable to the private funds’ managers as required by the private funds’ offering documents.

The Board oversees the Trust’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

(b)	Fair Value Measurements and Disclosures

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities;

●

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads, cash collateral received as part of the securities lending program, and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The Trust measures the fair value of its investments in private funds that do not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, which may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

58

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Taxable Bond Fund’s assets:

Assets	Level 1	Level 2	Level 3	Total
Open-End Mutual Funds:
Core	$180,069,237	$—	$—	$180,069,237
Opportunistic	20,140,792	—	—	20,140,792
Short-Term Investment	5,450,024	—	—	5,450,024
Total Investments	$205,660,053	$—	$—	$205,660,053

There were no transfers into or out of level 3 for the Taxable Bond Fund during the period ended March 31, 2022.

As of March 31, 2022, the Taxable Bond Fund had total unfunded commitment of $10,000,000 to the private fund.

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Municipal Bond Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investments:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Municipal Bonds	$—	$902,166,460	$—	$—	$902,166,460
Common Stock	1,959,743	—	—	—	1,959,743
Closed-End Mutual Funds	7,806,657	—	—	—	7,806,657
Open-End Mutual Fund	13,197,386	—	—	—	13,197,386
Private Funds	—	—	—	117,821,412	117,821,412
Short-Term Investment	53,442,011	—	—	—	53,442,011
Total Investments	$76,405,797	$902,166,460	$—	$117,821,412	$1,096,393,669

There were no transfers into or out of level 3 for the Municipal Bond Fund during the period ended March 31, 2022.

59

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Certain investments valued using the NAV as a practical expedient in which the Municipal Bond Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Municipal Bond Fund and their attributes as of March 31, 2022:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (in Days)	Redemption Terms
Private Funds - Fixed Income Relative-Value (a)	$117,821,412	N/A	Indefinite	Monthly - Quarterly	30 - 65	N/A - 25% investor level gate, if redemptions exceed 25% of total fund’s assets
	$117,821,412	N/A

(a)	This category includes funds that apply both a top-down overlay and bottom-up credit research in the construction of U.S. tax exempt and taxable portfolios.

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Municipal Bond Fund’s net assets as of March 31, 2022:

Private Fund	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
MacKay Municipal Opportunities Fund, LP	7.9%	Fixed Income Relative-Value	The net asset value will be the value of all assets of the fund (including accrued interest and dividends) less all of the liabilities of the fund.	Monthly	N/A

60

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Defensive Allocation Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investment:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Open-End Mutual Funds:
Alternative Diversifiers	$204,896,871	$—	$—	$—	$204,896,871
Core/Alternative Diversifiers	731,184,050	—	—	—	731,184,050
Exchange-Traded Fund:
Real Asset	240,364,992	—	—	—	240,364,992
Private Funds:
Alternative Diversifiers	—	—	—	198,831,526	198,831,526
Core Diversifier	—	—	—	92,955,895	92,955,895
Short-Term Investment	62,628,426	—	—	—	62,628,426
Total Investments	$1,239,074,339	$—	$—	$291,787,421	$1,530,861,760

There were no transfers into or out of level 3 for the Defensive Allocation Bond Fund during the period ended March 31, 2022.

61

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Certain investments valued using the NAV as a practical expedient in which the Defensive Allocation Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Defensive Allocation Fund and their attributes as of March 31, 2022:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period	Redemption Terms
Private Funds –
Merger Arbitrage (a)	$77,873,422	N/A	Indefinite	Daily	3 business days	N/A

Multi-Strategy (b)	120,958,104	$20,205,200	Indefinite	Quarterly-Semi-annual	60-90 calendar days

1) 0%-20% fund-level gate.

2) 5%-12.5% investor-level gate per cycle.

3) Commitment lock-up of the earlier of (a) July 1, 2024 or (b) the date that is six months after the call date on which the commitment is fully drawn.

Risk Parity (c)	92,955,895	N/A	Indefinite	Monthly	5-10 business days	N/A
	$291,787,421	$20,205,200

(a)

This category includes the funds that primarily focus on definitive merger arbitrage opportunities and aim to capture idiosyncratic spread returns by investing in securities of, and financial instruments relating to, companies subject to publicly announced mergers and acquisitions.

(b)

This category includes the funds that intend to deliver consistently positive returns regardless of the directional movement in equity, interest rates or currency markets by engaging in a variety of investment strategies.

(c)

This category includes the funds that hold a globally diversified portfolio with approximately equal risk allocations across equities, developed market sovereign bonds, credit (e.g., corporate and emerging country debt) and inflation hedges (e.g., commodities and inflation linked sovereign debt), and some relative value positions to drive outperformance or fund alpha.

62

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Defensive Allocation Fund’s net assets as of March 31, 2022:

Private Funds	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
Water Island Merger Arbitrage Institutional Commingled Fund, LP – Class A	5.1%	Merger Arbitrage	The net asset value will be the value of all assets of the fund less all of the liabilities of the fund.	Daily	N/A
All Weather Portfolio Limited	6.1%	Risk Parity	The net asset value will be the value of all assets of the fund less all of the liabilities of the fund.	Monthly	N/A

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Equity Allocation Fund’s assets. Investments valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Schedule of Investments:

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Common Stock
Australia	$—	$1,748,847	$—	$—	$1,748,847
Austria	—	1,831,093	—	—	1,831,093
Belgium	—	1,554,058	—	—	1,554,058
Bermuda	3,590,733	519,200	—	—	4,109,933
Brazil	518,861	—	—	—	518,861
Canada	8,953,275	—	—	—	8,953,275
Cayman Islands	—	2,502,421	—	—	2,502,421
Chile	253,056	—	—	—	253,056
China	442,990	5,147,800	—	—	5,590,790
Curacao	1,780,172	—	—	—	1,780,172
Denmark	3,932,058	4,163,409	—	—	8,095,467
France	—	10,576,437	—	—	10,576,437
Germany	—	3,629,229	—	—	3,629,229
Guernsey	3,641,985	—	—	—	3,641,985
Hong Kong	—	2,460,030	—	—	2,460,030
India	4,947,978	—	—	—	4,947,978
Ireland	11,460,044	—		—	11,460,044
Israel	469,779	1,813,977	—	—	2,283,756
Italy	—	1,564,479	—	—	1,564,479
Japan	1,948,856	17,297,169	—	—	19,246,025

63

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

Assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
Jersey	$—	$1,720,234	$—	$—	$1,720,234
Luxembourg	—	1,669,794	—	—	1,669,794
Netherlands	709,981	7,459,163	—	—	8,169,144
New Zealand	—	553,645	—	—	553,645
Norway	—	192,033	—	—	192,033
Philippines	183,993	—	—	—	183,993
Singapore	633,067	2,108,972	—	—	2,742,039
South Korea	825,739	—	—	—	825,739
Sweden	—	405,488	—	—	405,488
Switzerland	4,871,571	14,234,989	—	—	19,106,560
Taiwan	12,703,323	1,833,309	—	—	14,536,632
United Kingdom	66	8,884,125	—	—	8,884,191
United States	216,031,652	—	—	—	216,031,652
Exchange-Traded Fund	164,562,264	—	—	—	164,562,264
Open-End Mutual Funds	818,863,226	81,332,650	—	—	900,195,876
Preferred Stock
Germany	—	119,185	—	—	119,185
Private Funds	—	—	—	204,337,331	204,337,331
Short-Term Investments	55,688,180	4,037,872	—	—	59,726,052
Total Investments	$1,317,012,849	$179,359,608	$—	$204,337,331	$1,700,709,788

There were no transfers into or out of level 3 for the Equity Allocation Fund during the period ended March 31, 2022.

Certain investments valued using the NAV as a practical expedient in which the Equity Allocation Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, redemption frequency and gates. The following is a listing of these investments held by the Equity Allocation Fund and their attributes as of March 31, 2022:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period	Redemption Terms
Private Funds - Long/Short Equity (a)	$134,427,234	N/A	Indefinite	Bi-monthly - Monthly	3 Business Days – 2 Months	N/A
Risk Parity (b)	69,910,097	N/A	Indefinite	Monthly	1 Month	N/A
	$204,337,331	N/A

(a)	This category includes funds that employ long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempt to achieve capital appreciation.

(b)

This category includes the funds that hold a diversified portfolio with approximately equal risk allocations across equities, developed market sovereign bonds, credit (e.g., corporate and emerging country debt) and inflation hedges (e.g., commodities and inflation linked sovereign debt), and some relative value positions to drive outperformance or fund alpha.

64

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Fair Value Measurements and Disclosures (Continued)

The following is a summary of the fair value as percentage of net assets, and liquidity provisions for investments valued using the NAV as a practical expedient constituting greater than 5% of the Equity Allocation Fund’s net assets as of March 31, 2022:

Private Fund	Fair Value as % of Net Assets	Investment Strategy	Valuation Policy of Leveraged Investment	Redemption Frequency	Redemption Terms
RIEF Strategic Partners Fund LLC	7.8%	Long/Short Equity	The net asset value will be the value of all assets of the fund (including accrued interest and dividends) less all of the liabilities of the fund.	Monthly	N/A

(c)	Security Transactions and Related Investment Income

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(d)	Foreign Currency and Risk

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern time on March 31, 2022.

ii.

Purchases and sales of investment securities, income and expenses are recorded at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

65

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Securities Lending

The Funds may participate in a securities lending program, providing portfolio securities to brokers, dealers, and financial institutions. When the Funds participate in securities lending they will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. As collateral, the Funds receive cash (“Cash Collateral”) or securities, such as various government securities or common stocks listed on certain indices (“Non-Cash Collateral”) in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of collateral received is maintained at a minimum level of 102% of the prior day’s market value on securities loaned. Investment transactions, including securities on loan and the related collateral, are recorded on a trade date basis. Cash collateral is reinvested in money market funds and, with other entities participating in the securities lending program, in short term securities including overnight repurchase agreements, time deposits, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates). The valuation of collateral is discussed in “Securities Valuations” in Note 2 of the Notes to the Financial Statements. When the Funds lend their portfolio securities, they are subject to the risk that they may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Funds may lose certain investment opportunities. The Funds also are subject to the risks associated with the investments received as collateral from the borrower.

For the year ended March 31, 2022, the Taxable Bond Fund, Municipal Bond Fund and Defensive Allocation Fund had not participated in a securities lending program. The Equity Allocation Fund’s securities on loan were appropriately collateralized at March 31, 2022. Cash Collateral received as part of the Equity Allocation Fund’s securities lending program was invested in the following securities as of March 31, 2022:

Description	PAR	Value
Repurchase Agreement with BofA Securities, Inc., 0.27%, 4/1/2022*#	$4,037,872	$4,037,872
Total	$4,037,872	$4,037,872

*	The rate shown is the annualized 7-day yield as of March 31, 2022.

#	The repurchase agreement is collateralized by a fixed income U.S. Treasury Security in the amount of $4,118,631.

As of March 31, 2022, the Equity Allocation Fund held Non-Cash Collateral in the amount of $14,532,942 which consisted of U.S. Treasury Securities.

The Equity Allocation Fund pays a portion of net revenue from securities lending to JPMorgan Chase Bank, N.A. (“JPM”) for its services as the securities lending agent. The securities lending income as shown in the Statement of Operations is net of these expenses. For the year ended March 31, 2022, the Equity Allocation Fund paid $35,829 to JPM from securities lending revenue.

(f)	Distributions to Shareholders

The Taxable Bond Fund and Municipal Bond Fund intend to pay dividends from net investment income at least quarterly. The Defensive Allocation Fund and Equity Allocation Fund intend to pay dividends from net investment income at least annually. The Funds intend to distribute all or substantially all of their net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to

66

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Federal Income Taxes (Continued)

distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of each individual Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

(g)	Amortization

Discounts on securities purchased are amortized over the life of the respective securities. Premiums on securities purchased are amortized over the life of the respective security, unless the security has a non-contingent call feature, in which case the premium is amortized to the earliest call date.

(h)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

(i)	Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(j)	Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years. As of and during the year ended March 31, 2022, the Funds did not record a liability for any tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

67

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

(a)	Investment Advisory Fees

The Adviser provides investment advisory services to the Funds pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust. In consideration for such services the Funds will pay the Adviser a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears. Pursuant to an administrative services agreement (the “Administration Agreement”) with the Trust, the Adviser is entitled to a fee based on the average daily net assets, computed and accrued daily and paid monthly in arrears, for providing administrative services to the Funds that include the selection and monitoring of investment sub-advisers, negotiation of investment sub-advisory agreements, data gathering regarding investments, liaison with outside service providers such as the administrator, transfer agent, custodian, auditors and accountants, creation of investor communications, and other such activities.

Taxable Bond Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.25% of the Taxable Bond Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.25% to 0.08% through June 30, 2022. The advisory fee waiver is not subject to recoupment. During the year ended March 31, 2022, the Adviser waived $361,770 of its advisory fee for the Taxable Bond Fund.

Under the Administration Agreement, the Taxable Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.03% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2022, the Adviser waived $148,965 under the Administration Agreement.

Municipal Bond Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.27% of the Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.27% to 0.21% through June 30, 2022. The advisory fee waiver is not subject to recoupment. For the year ended March 31, 2022, the Adviser waived $721,314 of its advisory fee for the Municipal Bond Fund.

Under the Administration Agreement, the Municipal Bond Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.07% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.03% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2022, the Adviser waived $841,548 under the Administration Agreement.

Defensive Allocation Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.10% of the Defensive Allocation Fund’s average daily net assets.

Under the Administration Agreement, the Defensive Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.09% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.01% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2022, the Adviser waived $1,382,512 under the Administration Agreement.

68

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (Continued)

(a)	Investment Advisory Fees (Continued)

Equity Allocation Fund – For the advisory services it provides pursuant to the Advisory Agreement, the Adviser is entitled to a fee calculated at an annual rate of 0.24% of the Equity Allocation Fund’s average daily net assets. The Adviser has contractually agreed, however, to waive its advisory fee from 0.24% to 0.16% through June 30, 2022. The advisory fee waiver is not subject to recoupment. During the year ended March 31, 2022, the Adviser waived $1,417,982 of its advisory fee for the Equity Allocation Fund.

Under the Administration Agreement, the Equity Allocation Fund agreed to pay the Adviser at an annual rate of 0.10% of average daily net assets. The Adviser has contractually agreed to waive expenses at a rate of 0.06% of average daily net assets such that the Fund was incurring a net administrative services fee at an annual rate of 0.04% of average daily net assets. The administrative services waiver is not subject to recoupment. For the year ended March 31, 2022, the Adviser waived $1,063,582 under the Administration Agreement.

(b)	Sub-Advisory Fees

Nuveen Asset Management, LLC and Allspring Global Investments, LLC (formerly known as Wells Capital Management Inc.) serve as the sub-advisers of the Municipal Bond Fund. Aperio Group, LLC and Wellington Management Company LLP serve as the sub-advisers of the Equity Allocation Fund. The Adviser pays a portion of its advisory fee to the sub-advisers for sub-advisory services they provide to the Funds.

(c)	Custodian Fees

JPM serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

(d)	Fund Accounting Fees

JPM also serves as the Trust’s fund accounting agent.

(e)	Administration Fees

UMB Fund Services, Inc. (“UMBFS”) serves as the Trust’s administrator and provides various administrative services necessary for the operations of the Trust including facilitating general Fund management; supervising the maintenance of each individual Fund’s general ledger, the preparation of the Funds’ financial statements, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports.

(f)	Transfer Agent Fees

UMBFS also serves as a Trust’s Transfer Agent and dividend disbursing agent.

(g)	Trustees’ Fees

Certain Trustees and officers of the Trust are officers of the Adviser. Each Trustee receives an annual retainer. Effective April 1, 2021, the annual retainer is $70,000. Each Trustee also receives $2,000 for each telephonic meeting that he or she attends, plus reimbursement of related expenses. The Chair of the Audit Committee is paid an additional $7,500 per year. Each Trustee who is a member of the Valuation Committee is paid an additional $2,000 per year.

69

ASPIRIANT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

4.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, cost of purchases and proceeds from sales and dispositions of portfolio securities, other than short-term investments, were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Taxable Bond Fund	$57,321,152	$49,928,265	$—	$—
Municipal Bond Fund	309,738	38,000,000	130,026,336	94,744,907
Defensive Allocation Fund	420,422,202	290,138,820	—	—
Equity Allocation Fund	485,560,879	387,756,730	—	—

5.	FEDERAL TAX INFORMATION

At March 31, 2022, the cost of investments on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

	Taxable Bond Fund	Municipal Bond Fund	Defensive Allocation Fund	Equity Allocation Fund
Cost of investments	$217,830,135	$1,106,370,165	$1,500,256,160	$1,407,286,681

Gross unrealized appreciation	$62,067	$15,988,785	$64,739,422	$316,627,756
Gross unrealized depreciation	(12,232,149)	(25,965,281)	(34,133,822)	(23,204,649)

Net unrealized appreciation/(depreciation) on investments	$(12,170,082)	$(9,976,496)	$30,605,600	$293,423,107

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on investment transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal tax year ended February 28, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

	Increase/(Decrease)
	Paid-In Capital	Total Distributable Earnings/(Losses)
Taxable Bond Fund	$—	$—
Municipal Bond Fund	(447,216)	447,216
Defensive Allocation Fund	(338,218)	338,218
Equity Allocation Fund	(2,834)	2,834

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

5.	FEDERAL TAX INFORMATION (Continued)

As of February 28, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Taxable Bond Fund	Municipal Bond Fund	Defensive Allocation Fund	Equity Allocation Fund
Undistributed ordinary income	$802,276	$—	$—	$125,107
Undistributed tax-exempt income	—	3,388,801	—	—
Undistributed long-term capital gains	79,185	991,579	—	16,201,930
Tax Accumulated earnings	881,461	4,380,380	—	16,327,037
Accumulated capital and other losses	—	—	(7,889,404)	(46,218)
Unrealized appreciation/(depreciation) on investments	(7,148,849)	28,972,878	41,785,515	283,849,668
Unrealized appreciation on foreign currency	—	—	—	2,956
Total distributable earnings/(losses)	$(6,267,388)	$33,353,258	$33,896,111	$300,133,443

The tax character of the distributions paid by the Taxable Bond Fund during the years ended February 28, 2022 and February 28, 2021, is as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Distributions paid from:
Ordinary Income	$4,603,763	$11,842,248
Net long-term capital gains	4,447,008	1,289,845
Total taxable distributions	9,050,771	13,132,093
Total distributions paid	$9,050,771	$13,132,093

The tax character of the distributions paid by the Municipal Bond Fund during the years ended February 28, 2022 and February 28, 2021, is as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Distributions paid from:
Ordinary Income	$—	$666,848
Net long-term capital gains	7,008,501	8,195
Total taxable distributions	7,008,501	675,043
Tax-exempt dividends	40,305,768	48,882,922
Total distributions paid	$47,314,269	$49,557,965

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

5.	FEDERAL TAX INFORMATION (Continued)

The tax character of the distributions paid by the Defensive Allocation Fund during the years ended February 28, 2022 and February 28, 2021, is as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Distributions paid from:
Ordinary Income	$75,177,928	$31,640,932
Net long-term capital gains	—	—
Total taxable distributions	75,177,928	31,640,932
Return of Capital distributions	338,217	—
Total distributions paid	$75,516,145	$31,640,932

The tax character of the distributions paid by the Equity Allocation Fund during the years ended February 28, 2022 and February 28, 2021, is as follows:

	Year Ended February 28, 2022	Year Ended February 28, 2021
Distributions paid from:
Ordinary Income	$42,906,900	$10,954,504
Net long-term capital gains	1,870,600	13,993,777
Total taxable distributions	44,777,500	24,948,281
Total distributions paid	$44,777,500	$24,948,281

As of February 28, 2022 the Defensive Allocation Fund utilized $19,035,566 of capital loss carryforwards to offset current year capital gains.

As of February 28, 2022, the following Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration
	Short-Term	Long-Term
Defensive Allocation Fund	$7,889,404	$—

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

6.	OTHER FUND MATTERS

On September 26, 2019, the Board of Trustees of Aspiriant Trust approved the proposed reorganization of Defensive Allocation Fund into a newly created closed-end fund also called Aspiriant Defensive Allocation Fund (the “Acquiring Fund”) that will operate as an interval fund. The purpose of the reorganization is to give shareholders the opportunity to pursue the same basic investment strategy while investing in a fund that can take increased advantage of less liquid investment opportunities such as hedge funds and private funds. Defensive Allocation Fund and the Acquiring Fund have the same investment objective and substantially similar principal investment strategies. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes and is subject to certain conditions including approval by shareholders of the Fund. If approved by the Securities and Exchange Commission and shareholders, the reorganization is expected to occur during the second half of 2022.

7.	RECENT MARKET DEVELOPMENTS

The Funds may be subject to various risks as described in the Funds’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect the performance of the Funds.

8.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements, except for the events listed below.

On February 22, 2022 the Board considered and approved a new investment sub-advisory agreement between the Adviser, on behalf of Municipal Bond Fund, and MacKay Shields LLC (“MacKay Shields”). Effective April 11, 2022, MacKay Shields began serving as a sub-adviser to the Municipal Bond Fund.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aspiriant Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Aspiriant Trust, comprising Aspiriant Risk-Managed Taxable Bond Fund, Aspiriant Risk-Managed Municipal Bond Fund, Aspiriant Defensive Allocation Fund, and Aspiriant Risk-Managed Equity Allocation Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Aspiriant Risk-Managed Taxable Bond Fund	For the year ended March 31, 2022.	For the two years in the period ended March 31, 2022.

For the two years in the period ended March 31, 2022, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the period from March 29, 2018 (commencement of operations) through February 28, 2019.

Aspiriant Risk-Managed Municipal Bond Fund	For the year ended March 31, 2022.	For the two years in the period ended March 31, 2022.	For the two years in the period ended March 31, 2022, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the two years in the period ended February 28, 2019.
Aspiriant Defensive Allocation Fund	For the year ended March 31, 2022.	For the two years in the period ended March 31, 2022.	For the two years in the period ended March 31, 2022, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the two years in the period ended February 28, 2019.
Aspiriant Risk-Managed Equity Allocation Fund	For the year ended March 31, 2022.	For the two years in the period ended March 31, 2022.	For the two years in the period ended March 31, 2022, the one-month period ended March 31, 2020, the year ended February 29, 2020, and the two years in the period ended February 28, 2019.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, brokers, and third-party fund managers and agents; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, WI
May 27, 2022

We have served as the auditor of one or more Aspiriant investment companies since 2012.

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Other Information

March 31, 2022 (Unaudited)

QUALIFIED DIVIDEND INCOME

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Taxable Bond Fund, Municipal Bond Fund, Defensive Allocation Fund, and Equity Allocation Fund designate income dividends of 0.34%, 0%, 22.15% and 81.22%, respectively, as qualified dividend income paid during the period ended February 28, 2022.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

As of February 28, 2022, dividends paid by the Taxable Bond Fund, Municipal Bond Fund, Defensive Allocation Fund, and Equity Allocation Fund which are not designated as capital gain distributions, should be multiplied by 0%, 0%, 2.83% and 44.06%, respectively, to arrive at the amount eligible for the corporate dividend received deduction.

LONG-TERM CAPITAL GAINS DESIGNATION

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Taxable Bond Fund, Municipal Bond Fund, Defensive Allocation Fund and Equity Allocation Fund, hereby designates $4,447,008, $7,008,501, $0 and $1,870,601, respectively, as long-term capital gains distributed during the year ended February 28, 2022.

TAX-EXEMPT INCOME DESIGNATION

For Federal income tax purposes, the Municipal Bond Fund designates tax-exempt dividends of $40,305,768, or the amount determined to be necessary, for the period ended February 28, 2022.

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-877-997-9971 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.aspiriantfunds.com.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling 1-877-997-9971 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

STATEMENT REGARDING THE FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted a liquidity risk management program. The program’s principal objectives are to support each Fund’s compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely. During the period covered by the report, the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile, including during any periods of market volatility and net redemptions. In this regard, the program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect an assessment of their

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Other Information (Continued)

March 31, 2022 (Unaudited)

relative liquidity under current market conditions. There can be no assurance that the program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH MACKAY SHIELDS LLC FOR ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

At a meeting held on February 22, 2022, the Board considered the approval of a sub-advisory agreement between the Adviser and MacKay Shields LLC (“MacKay Shields”) with respect to the Municipal Bond Fund.

After its initial two-year term, the agreement must be approved annually (i) by the vote of the Trustees or by a vote of the shareholders of the Municipal Bond Fund and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to continue the agreement for an additional one-year term. In preparation for such meetings, the Board will request and review a wide variety of information from MacKay Shields.

Prior to and at the February meeting at which the Trustees considered the agreement, the Trustees requested and reviewed materials from MacKay Shields to help the Trustees evaluate MacKay Shields’ proposed fee under the agreement. Representatives from MacKay Shields provided an overview of their advisory business and discussed their investment personnel, investment processes, and investment experience. The Board discussed the written materials, MacKay Shields’ oral presentation, and other relevant information that the Board received, and considered the approval of the agreement in light of this information. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Board are addressed in more detail below.

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services to be provided by MacKay Shields to the Municipal Bond Fund, the Board reviewed the background and experience of MacKay Shields’ senior management. The Board also reviewed information pertaining to MacKay Shields’ organizational structure, investment operations, and other relevant information, including information relating to the financial condition of MacKay Shields to determine whether adequate resources were available to provide a high level of service to the Municipal Bond Fund. The Board reviewed information regarding the qualifications, backgrounds, and responsibilities of the portfolio managers proposed to be responsible for the day-to-day management of MacKay Shields’ portion of the Municipal Bond Fund. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services to be provided to the Municipal Bond Fund by MacKay Shields.

Performance

The Board reviewed MacKay Shields’ comparable account composite performance, noting periods of outperformance relative to the composite’s comparative index. The Board concluded that, within the context of its full deliberations, the Municipal Bond Fund should be in a position to benefit from the expertise of MacKay Shields in managing its comparable accounts.

Costs of Services and Profitability

The Board reviewed the proposed sub-advisory fee, noting that the fee was in line with the fees charged by MacKay Shields to serve as sub-adviser to mutual funds using the same strategy. The Board reviewed the estimated profitability of the Municipal Bond Fund to MacKay Shields and determined that it was within the range the Board considered

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Other Information (Continued)

March 31, 2022 (Unaudited)

reasonable. The Board noted that the Adviser would be responsible for paying MacKay Shields out of the advisory fee it receives from the Municipal Bond Fund. The Board concluded that the proposed fee was fair and reasonable in light of the services that the Municipal Bond Fund is expected to receive.

Economies of Scale

The Board considered the potential for economies of scale and noted that, while MacKay Shields’ fee does not include breakpoints, the proposed sub-advisory fee was significantly lower than the expenses of the MacKay Shields’ private fund in which the Municipal Bond Fund previously had invested.

Ancillary Benefits

The Board noted the potential benefits to be received by MacKay Shields as a result of its relationship with the Municipal Bond Fund (other than sub-advisory fees), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Municipal Bond Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the agreement are fair and reasonable; (ii) concluded that the fee to be paid to MacKay Shields is fair and reasonable in light of the services expected to be provided to the Municipal Bond Fund; and (iii) agreed to approve the agreement for an initial term of two years.

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Expense Examples

March 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses of each Fund. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of each Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

ACTUAL EXPENSES

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account value and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in each Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

Taxable Bond Fund	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2021 to March 31, 2022(1)
Actual	$ 1,000.00	$ 943.00	0.28%	$ 1.37
Hypothetical	$ 1,000.00	$ 1,023.59	0.28%	$ 1.43

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EXPENSE EXAMPLES (Continued)

March 31, 2022 (Unaudited)

Municipal Bond Fund	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2021 to March 31, 2022(1)
Actual	$ 1,000.00	$ 952.80	0.32%	$ 1.56
Hypothetical	$ 1,000.00	$ 1,023.40	0.32%	$ 1.62

Defensive Allocation Fund	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2021 to March 31, 2022(1)
Actual	$ 1,000.00	$ 1,003.40	0.17%	$ 0.85
Hypothetical	$ 1,000.00	$ 1,024.15	0.17%	$ 0.86

Equity Allocation Fund	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio(1)	Expense Paid During the Period from October 1, 2021 to March 31, 2022(1)
Actual	$ 1,000.00	$ 994.60	0.27%	$ 1.33
Hypothetical	$ 1,000.00	$ 1,023.66	0.27%	$ 1.35

(1)

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/365 (to reflect the half-year period).

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Trustees and Officers

March 31, 2022 (Unaudited)

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael D. LeRoy Age 74	Trustee	Indefinite; since 2012	Principal, Crown Capital Advisors LLC (2000-present)	4	Member Board of Directors and Chairman of the Board, The Rockport Company, LLC (2017-2019)
Robert D. Taylor Age 60	Trustee	Indefinite; since 2012	Partner, Centinela Capital Partners, LLC (2006-present)	4	None
Robert M. Wagman Age 70	Trustee/Chairman	Indefinite; since 2013	Retired (2015-present); Managing Director of Investment Management Services, Aspiriant, LLC (2013-2015)	4	None

The Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling toll-free 1-877-997-9971.

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TRUSTEES AND OFFICERS (Continued)

March 31, 2022 (Unaudited)

Officers
Name and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Robert J. Francais Age 56	President	Indefinite; since 2013	Chief Executive Officer, Aspiriant, LLC (2010-present), Chief Operating Officer, Aspiriant, LLC (2008-2009)
John D. Allen Age 50	Vice President	Indefinite; since 2014	Chief Investment Officer, Aspiriant, LLC (2014-present); Client Relationship Manager, Grantham, Mayo, Van Otterloo (2009-2014)
Michael H. Kossman Age 57	Vice President	Indefinite; since 2012	Chief Operating Officer (2012 -present), Chief Compliance Officer (2008-present), Chief Financial Officer (2008-2012), Aspiriant, LLC
Douglas S. Hendrickson Age 52	Treasurer	Indefinite; since 2016

Chief Financial Officer, Aspiriant, LLC (2016 - present); Acting Chief Financial Officer, Cetera Financial Group (2016-2016); Group Chief Financial Officer, Investor Services Division, Charles Schwab (2013-2015); Head of Corporate Planning, Profitability Analysis and Management Reporting, Charles Schwab (2011-2013)

Benjamin D. Schmidt Age 45	Assistant Treasurer; Secretary, Chief Compliance Officer; Anti-Money Laundering Officer	Indefinite; since 2015	Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015)

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Privacy Policy

FACTS	WHAT DOES ASPIRIANT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aspiriant Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Aspiriant Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For marketing purposes – to offer our products and services to you.	No	Do Not Share
For joint marketing with other financial companies.	No	Do Not Share
For our affiliates’ everyday business purposes – information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness.	No	Do Not Share
For our affiliates to market to you.	No	Do Not Share
For nonaffiliates to market to you.	No	Do Not Share

Questions?	Call 1.877.997.9971

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PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Aspiriant Funds

What we do
How does Aspiriant Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

With respect to online privacy, we employ certain internet and email specific practices to maintain the security of your online sessions, including but not limited to firewall barriers, encryption and authentication procedures.

How does Aspiriant Funds collect my personal information?

We collect you personal information, for example, when you:

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Aspiriant Funds has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Aspiriant Funds does not share with nonaffiliates so they can market to you.

● Nonaffiliates we share with can include: attorneys, accountants, custodians, brokers, service providers, banks and other financial advisors and institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Aspiriant Funds does not jointly market.

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ASPIRIANT RISK-MANAGED TAXABLE BOND FUND
(Ticker RMTBX)

ASPIRIANT RISK-MANAGED MUNICIPAL BOND FUND

(Ticker RMMBX)

ASPIRIANT DEFENSIVE ALLOCATION FUND

(Ticker RMDFX)

ASPIRIANT RISK-MANAGED EQUITY ALLOCATION FUND

Advisor Shares (Ticker RMEAX)

Each, a series of Aspiriant Trust

INVESTMENT ADVISER

Aspiriant, LLC
11100 Santa Monica Blvd., Suite 600
Los Angeles, CA 90025

SUB-ADVISERS

Aperio Group, LLC
Three Harbor Drive, Suite 315
Sausalito, CA 94965

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Wellington Management Company LLP
280 Contress Street
Boston, MA 02210

Allspring Global Investments, LLC
525 Market Street, 10th Floor
San Francisco, CA 94105

MacKay Shields, LLC
1345 Avenue of the Americas
New York, NY 10105

AUDITORS

Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

CUSTODIAN

JPMorgan Chase Bank, N.A.
Seaport Center, 70 Fargo Street
Boston, MA 02210-1950

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

TRANSFER AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

(b) not applicable.

Item 2. Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Mr. Michael D. LeRoy possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Mr. LeRoy as “audit committee financial expert.” Mr. LeRoy is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2021	$151,400
Fiscal year ended March 31, 2022	$162,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended March 31, 2021	$19,934
Fiscal year ended March 31, 2022	$17,745

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2021	$34,200
Fiscal year ended March 31, 2022	$36,600

(d) All Other Fees.

Fiscal year ended March 31, 2021	None
Fiscal year ended March 31, 2022	None

The aggregate fees billed for the past two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended March 31, 2021	None
Fiscal year ended March 31, 2022	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) Not applicable.

(c) 100%

(d) Not applicable.

(f) None.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a) (1) Code of Ethics as required by Item 2. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Aspiriant Trust

By	/s/ Robert J. Francais
Title	Robert J. Francais, President and Principal Executive Officer

Date	6/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert J. Francais
Title	Robert J. Francais, President and Principal Executive Officer

Date	6/7/2022

By	/s/ Douglas S. Hendrickson
Title	Douglas S. Hendrickson, Treasurer and Principal Financial Officer

Date	6/7/2022